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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Main Street Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Main Street Capital Corporation
1300 Post Oak Boulevard, 8th Floor
Houston, Texas 77056

March 16, 2015

Dear Stockholder:

        You are cordially invited to attend this year's Annual Meeting of Stockholders of Main Street Capital Corporation, which will be held on May 4, 2015, at 1330 Post Oak Boulevard, Second Floor—Central Plains Room, Houston, Texas, commencing at 9:00 AM, local time. The notice of annual meeting and proxy statement following this letter describe the matters to be acted on at the meeting.

        If your shares are held in book-entry form on the records of American Stock Transfer & Trust Company, our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card or, alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in "street name," your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.

        Thank you for your support.

Sincerely yours,

VINCENT D. FOSTER
Chairman of the Board
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the meeting, please take a few minutes now to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 4, 2015.

        Our proxy statement and annual report on Form 10-K for the year ended December 31, 2014 are available on the Internet at http://mainstcapital.com under "SEC Filings" in the "Investors" section of our website.

        The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

  •
  The date, time and location of the meeting;

  •
  A list of the matters intended to be acted on and our recommendations regarding those matters;

  •
  Any control/identification numbers that you need to access your proxy card; and

  •
  Information about attending the meeting and voting in person.

Main Street Capital Corporation
1300 Post Oak Boulevard, 8th Floor
Houston, Texas 77056

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

        The 2015 Annual Meeting of the Stockholders of Main Street Capital Corporation, a Maryland corporation, will be held at 1330 Post Oak Boulevard, Second Floor—Central Plains Room, Houston, Texas, on Monday, May 4, 2015, at 9:00 AM local time, in order to:

  (1)
  elect our directors for a term of one year;

  (2)
  consider and approve our 2015 Equity and Incentive Plan;

  (3)
  consider and approve our 2015 Non-Employee Director Restricted Stock Plan;

  (4)
  ratify our appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

  (5)
  transact such other business as may properly come before the meeting or any adjournment thereof.

        If you were a stockholder as of the close of business on March 6, 2015, you are entitled to vote at the meeting and at any adjournment thereof.

        Please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form, whether or not you plan on attending the meeting. If you plan to attend the meeting and wish to vote or change your vote there, please review the instructions set forth in the accompanying proxy statement under the caption "Voting Information."

        We have enclosed with this notice and proxy statement a copy of our Annual Report on Form 10-K for the year ended December 31, 2014.

By Order of the Board of Directors,

JASON B. BEAUVAIS Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: March 16, 2015

 PROXY STATEMENT FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

Main Street Capital Corporation
1300 Post Oak Boulevard, 8th Floor
Houston, Texas 77056

PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

        This proxy statement and accompanying proxy card is being mailed to the stockholders of Main Street Capital Corporation ("Main Street," the "Company," "we," "us," or "our") beginning on March 16, 2015. Our Board of Directors, or the Board, is soliciting your proxy to vote your shares at our 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 4, 2015 at 1330 Post Oak Boulevard, Second Floor—Central Plains Room, Houston, Texas, at 9:00 AM local time. The Company will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. In addition, our officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be separately compensated. If your shares are held through a broker or other nominee (i.e., in "street name"), we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which the Company will reimburse them for reasonable out-of-pocket expenses.

VOTING INFORMATION

Record Date and Who May Vote

        Our Board of Directors selected March 6, 2015 as the record date (the "Record Date") for determining stockholders entitled to vote at the Annual Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, American Stock Transfer and Trust Company, on the Record Date, you may vote your shares on the matters to be considered by our stockholders at the Annual Meeting. If your shares were held in street name on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting in accordance with your instructions. They have forwarded to you this proxy statement seeking your instructions on how you want your shares voted.

        On the Record Date, 45,160,465 shares of our common stock were outstanding. Each outstanding share of common stock entitles its holder to one vote on each matter to be acted on at the Annual Meeting.

How to Vote

        For shares held of record, you can vote your shares in person at the Annual Meeting or vote now by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope, or by calling a toll-free telephone number or using the Internet as further described on the enclosed proxy card. In either case, telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using either of these electronic means, you will save us return mail expense.

        By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting. If you do attend the Annual Meeting, you can change your vote at that time, if you then desire to do so.

        If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify our appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

        You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How to Revoke or Change Your Vote

        For shares held of record, you may revoke a proxy or change your vote at any time before it is exercised by written notice to our Corporate Secretary, granting a new proxy or by voting in person at the Annual Meeting. Unless you attend the Annual Meeting and vote your shares in person, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the meeting will be able to verify your latest vote.

        For shares held in street name, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in street name by voting in person at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

Quorum

        The Annual Meeting will be held only if a quorum exists. The presence at the Annual Meeting, in person or by proxy, of holders of a majority of our outstanding shares of common stock as of the Record Date will constitute a quorum. If you attend the meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

Proposals to Be Voted on; Vote Required; and How Votes Are Counted

        We are asking you to vote on the following:

  •
  the election of all of the members of our Board of Directors;

  •
  the approval of our 2015 Equity and Incentive Plan;

  •
  the approval of our 2015 Non-Employee Director Restricted Stock Plan; and

  •
  the ratification of our appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2015.

        Election of Directors.    Directors are elected by a majority of the votes cast at the Annual Meeting, in person or by proxy, with respect to each director in an uncontested election, such that a nominee for director will be elected to the Board of Directors if the votes cast FOR the nominee's election exceed the votes cast AGAINST such nominee's election. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he will remain in office as a director until his earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the Annual Meeting and the Board of Directors accepts his resignation following the meeting. If a nominee is not re-elected, the Board of Directors will decide whether to accept the director's resignation in accordance with the procedures listed in our Corporate Governance and Stock Ownership Guidelines, which are available at http://mainstcapital.com under "Governance" in the "Investors" section of our website.

        Approval of our 2015 Equity and Incentive Plan and our 2015 Non-Employee Director Restricted Stock Plan.    The approval of our 2015 Equity and Incentive Plan and the approval of our 2015 Non-Employee Director Restricted Stock Plan require affirmative votes of a majority of the votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on these items.

        Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item.

        We are not aware of any other matters that may be presented or acted on at the Annual Meeting. If you vote by signing and returning the enclosed proxy card or using the telephone or Internet voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a stockholder vote that comes before the Annual Meeting.

Confidential Voting

        All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

  •
  to meet any legal requirements;

  •
  to permit the inspectors of election to tabulate and certify your vote; or

  •
  to adequately respond to your written comments on your proxy card.

 ELECTION OF DIRECTORS

(ITEM 1)

        Pursuant to our articles of incorporation, each member of our Board of Directors serves a one-year term, until the next annual meeting of stockholders and until his respective successor is duly qualified and elected. Currently, our Board of Directors has six members, of whom five are not "interested persons" of Main Street, as defined in the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act requires that our Board of Directors be composed of a majority of members who are not "interested persons" of Main Street. In addition, the New York Stock Exchange Listed Company Manual requires that we maintain a majority of independent directors on the Board of Directors and provides that a director of a business development company, like us, shall be considered to be independent if he or she is not an "interested person" of the business development company, as defined in the 1940 Act.

        The term of office of all directors will expire at this year's Annual Meeting. On the nomination of our Board of Directors, Messrs. Michael Appling Jr., Joseph E. Canon, Arthur L. French, J. Kevin Griffin, John E. Jackson and Vincent D. Foster will stand for reelection as directors at the Annual Meeting for a term of one year.

        Unless otherwise directed, the persons named as proxies on the enclosed proxy card intend to vote "FOR" the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving.

        Set forth below is certain information (as of March 6, 2015) with respect to the nominees for election as directors. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Main Street and our Board of Directors. The business address of each nominee listed below is 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

Nominees

Name and Principal Occupation	Age	Director Since
Independent Directors
Michael Appling, Jr.	48	2007

Mr. Appling is the Chief Executive Officer of TNT Crane& Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company, from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen, where he practiced as a certified public accountant. We believe Mr. Appling is qualified to serve on our Board of Directors because of his extensive finance and accounting experience, as well as his executive leadership and management experience as a chief executive officer.

Joseph E. Canon	72	2007

Since 1982, Mr. Canon has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. Since 2008, he has also been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Kickapoo Springs Foundation and The Legett Foundation, two private family foundations located in Abilene, Texas. Mr. Canon has also been involved during this time as an executive officer and director of several private companies and partnerships with emphasis on energy, financial and other alternative investments. From 1974 to 1982, he served as Executive Vice President and Trust Officer of First National Bank of Abilene. Mr. Canon served until April 2014 on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ: FFIN), a $3.5 billion bank and financial holding company headquartered in Abilene, Texas. Mr. Canon also served until April 2014 on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares,  Inc. He has also served as an executive officer and member of the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation. We believe Mr. Canon's qualifications to serve on our Board of Directors include his many years of managing and investing assets on behalf of public and private entities, his considerable experience in trust banking activities and practices, and his experience on other public boards of directors.

Name and Principal Occupation	Age	Director Since
Arthur L. French	74	2007

Mr. French has served in a variety of executive management and board of director roles over the course of a forty plus year career. He began his private investment activities in 2000 and served as a director of Fab Tech Industries, a steel fabricator, from November 2000 until August 2009, as a director of Houston Plating and Coatings Company, an industrial coatings company, from 2002 until 2007, as a director of Rawson LP, an industrial distribution and maintenance services company, from May 2003 until June 2009, and as non-executive chairman of Rawson Holdings, LLC from March 2009 until December 2010. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street). Mr. French currently serves as an advisor to LKCM Capital Group, LLC, the alternative investment vehicle for Luther King Capital Management headquartered in Ft. Worth, Texas ("LKCM"). In addition, he serves as non-executive Chairman of Relevant Solutions Inc. (previously LKCM Distribution Holdings LP), an LKCM portfolio company which provides industrial instrumentation and controls, air compressor products and systems, heat transfer and filter systems and related maintenance services to chemical, petrochemical, oil and gas and power generation customers in Texas, Oklahoma and Louisiana as well as other key markets in the central and western United States. From 1996-1999, Mr. French was Chairman and Chief Executive Officer of Metals USA Inc. (NYSE), where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. (NYSE), a manufacturer of flow controls equipment. After serving as a helicopter pilot in the United States Army, Captain, Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23-year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President, Chief Operating Officer and Director. We believe Mr. French is qualified to serve on our Board of Directors because of his executive management and leadership roles within numerous public and private companies and his experience in investing in private companies.

J. Kevin Griffin	43	2011

Mr. Griffin is the Senior Vice President of Financial Planning & Analysis at Novant Health, a not-for-profit integrated system of 14 hospitals and a medical group consisting of approximately 1,300 physicians in 355 clinic locations, as well as numerous outpatient surgery centers, medical plazas, rehabilitation programs, diagnostic imaging centers, and community health outreach programs. Mr. Griffin's responsibilities at Novant primarily include debt capital market and M&A transactions, along with various other strategic analysis projects. From 2007 to October 2012, Mr. Griffin was a Managing Director of Fennebresque & Co., LLC, a boutique investment banking firm located in Charlotte, North Carolina. From 2003 through 2007, he was a Partner at McColl Partners, LLC, where he originated and executed middle market M&A transactions. Prior to McColl Partners, Mr. Griffin worked in the M&A and corporate finance divisions of Lazard Ltd, JPMorgan, and Bank of America in New York, Chicago, and Charlotte. Mr. Griffin's investment banking experience consists primarily of executing and originating mergers and acquisitions and corporate finance transactions. We believe Mr. Griffin is qualified to serve on our Board of Directors because of his extensive finance and valuation experience, his knowledge of the healthcare industry, and his extensive background in working with middle market companies in an M&A and advisory capacity.

Name and Principal Occupation	Age	Director Since
John E. Jackson	56	2013

Mr. Jackson is the President and Chief Executive Officer of Spartan Energy Partners, LP, a gas gathering, treating and processing company. He has also been a director of Seitel, Inc., a privately owned provider of onshore seismic data to the oil and gas industry in North America, since August 2007, and CONE Midstream Partners, LP (NYSE: CNNX), a master limited partnership that owns and operates natural gas gathering and other midstream energy assets in the Marcellus Shale in Pennsylvania and West Virginia, since January 2015. Mr. Jackson was Chairman, Chief Executive Officer and President of Price Gregory Services,  Inc., a pipeline-related infrastructure service provider in North America, from February 2008 until its sale in October of 2009. He served as a director of Hanover Compressor Company ("Hanover"), now known as Exterran Holdings, Inc. (NYSE: EXH), from July 2004 until May 2010. Mr. Jackson also served as Hanover's President and Chief Executive Officer from October 2004 to August 2007 and as Chief Financial Officer from January 2002 to October 2004. He also serves on the board of several non-profit organizations. We believe Mr. Jackson's qualifications to serve on our Board of Directors include his extensive background in executive and director roles of public and private companies.

Name and Principal Occupation	Age	Director Since
Interested Directors
Mr. Foster is an interested person, as defined in the 1940 Act, due to his position as an officer of Main Street.
Vincent D. Foster	58	2007

Mr. Foster has served as the Chairman of our Board of Directors and as our Chief Executive Officer since 2007 and as our President since October 2012. He has also been a member of our investment committee since its formation in 2007 and a member of our credit committee since its formation in 2011. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and a director of Team, Inc. (NYSE: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010, Carriage Services, Inc. (NYSE: CSV) from 1999 to 2011 and HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, from 2012 until February 2013. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Mr. Foster, a C.P.A., had a 19 year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen's Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including Main Street Mezzanine Fund, LP and its general partner, Main Street Mezzanine Management, LLC, Main Street Capital II, LP and its general partner, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our Board of Directors because of his intimate knowledge of our operations through his day-to-day leadership as President and Chief Executive Officer of Main Street, along with his comprehensive experience on other public Boards of Directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

        Directors are elected by a majority of the votes cast at the Annual Meeting, in person or by proxy, in an uncontested election, such that a nominee for director will be elected to the Board of Directors if the votes cast FOR the nominee's election exceed the votes cast AGAINST such nominee's election. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he will remain in office as a director until his earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the Annual Meeting and the Board of Directors accepts his resignation following the meeting. If a nominee is not re-elected, the Board of Directors will decide whether to accept the director's resignation in accordance with the procedures listed in our Corporate Governance and Stock Ownership Guidelines, which are available at http://mainstcapital.com under "Governance" in the "Investors" section of our website.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEES
NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

        We maintain a corporate governance section on our website which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://mainstcapital.com under "Governance" in the "Investors" section of our website. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056:

  Audit Committee Charter
  Nominating and Corporate Governance Committee Charter
  Compensation Committee Charter

        In addition, our Code of Business Conduct and Ethics and our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investors" section of our website and are available in print to any stockholder who requests a copy in writing.

Director Independence

        Our Board of Directors currently consists of six members, five of whom are classified under applicable listing standards of the New York Stock Exchange as "independent" directors and under Section 2(a)(19) of the 1940 Act as not "interested persons." Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent:

  Michael Appling Jr.
  Joseph E. Canon
  Arthur L. French
  J. Kevin Griffin
  John E. Jackson

        Our Board of Directors considered certain portfolio investments and other transactions in which our independent directors may have had a direct or indirect interest, including the transactions, if any, described under the heading "Certain Relationships and Related Party Transactions" in evaluating each director's independence under the 1940 Act and applicable listing standards of the New York Stock Exchange, and the Board of Directors determined that no such transaction would impact the ability of any director to exercise independent judgment or impair his independence.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Foster currently serves as both our President and Chief Executive Officer and as the Chairman of our Board of Directors. As our President and Chief Executive Officer, Mr. Foster is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's President and Chief Executive Officer is currently best situated to serve as Chairman given his history with the Company, his deep knowledge of the Company's business and his extensive experience in managing private debt and equity investments in lower middle market companies and debt investments in middle market companies. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the President and Chief Executive Officer brings company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman, President and Chief Executive Officer promotes strategy development and execution while facilitating effective, timely communication between management and the Board. At the present time, the independent directors feel that the combined Chairman, President and Chief Executive Officer responsibility is optimum for effective corporate governance.

        Our Board of Directors designated Arthur L. French as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman, President and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Independent Director, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056.

        A key responsibility of the Board is to oversee the development of corporate plans and hold management accountable for the execution of major strategies. The Board believes the combined role of Chairman, President and Chief Executive Officer, together with the role of the Lead Independent Director, is in the best interest of our stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors met five times and acted by unanimous written consent seventeen times during 2014. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served during 2014, and five directors attended the 2014 Annual Meeting of Stockholders in person. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Michael Appling Jr.	☒		☒
Joseph E. Canon	☒	☒	Chair
Arthur L. French		Chair
J. Kevin Griffin	Chair		☒
John E. Jackson	☒	☒

        Audit Committee.    During the year ended December 31, 2014, the Audit Committee met four times. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors with its review and approval of the determination of the fair value of our investments. Our Board of Directors has determined that each of Messrs. Appling, Canon, Griffin and Jackson is an "Audit Committee financial expert" as defined by the Securities and Exchange Commission, or the SEC. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

        Compensation Committee.    During the year ended December 31, 2014, the Compensation Committee met four times and acted by unanimous written consent twice. The Compensation Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. In addition, the Compensation Committee assists the Board of Directors in developing and evaluating the compensation of our non-management directors and evaluating succession planning with respect to the chief executive officer and other key executive positions. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, except the employee director does not vote with respect to his compensation.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2014, the Nominating and Corporate Governance Committee met four times. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees.

Compensation Committee Interlocks and Insider Participation

        Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the New York Stock Exchange. During the year ended December 31, 2014, no member of the Compensation Committee was an officer, former officer or employee of ours or had a relationship disclosable under "Certain Relationships and Related Party Transactions," except as disclosed therein. No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2014 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

  •
  be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of our Board of Directors and any committee thereof; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

  •
  have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse experience and viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in this proxy statement and our by-laws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this proxy statement were nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.
Audit Committee

Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters.

Compensation Committee

Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.

Nominating and Corporate Governance Committee	Risks and exposures relating to our programs and policies relating to legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

        The following table sets forth the compensation that we paid during the year ended December 31, 2014 to our directors. Directors who are also employees of Main Street or any of its subsidiaries do not receive compensation for their services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Arthur L. French	$180,000	$30,016	$210,016
Michael Appling Jr.	145,000	30,016	175,016
Joseph E. Canon	155,000	30,016	185,016
J. Kevin Griffin	160,000	30,016	190,016
John E. Jackson	145,000	30,016	175,016

(1)
The following non-employee directors elected to defer a portion of their 2014 annual cash retainers in the form of phantom stock units under the Deferred Compensation Plan for Non-Employee Directors (the "Non-Employee Deferred Compensation Plan"):

Name	2014 Cash Deferred	Phantom Stock Units Credited for 2014 Deferral	Total Phantom Stock Units at December 31, 2014
Arthur L. French	$50,000	1,602.56	3,759.96
Michael Appling Jr.	50,000	1,602.56	3,759.96
Joseph E. Canon	75,000	2,403.85	4,602.34
J. Kevin Griffin	50,000	1,602.56	4,797.55
John E. Jackson	50,000	1,602.56	3,489.28
(2)
Each of Messrs. French, Appling, Canon, Griffin and Jackson received an award of 955 restricted shares on May 29, 2014 under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (the "Non-Employee Director Plan"), which will vest 100% on May 4, 2015, the day of the Annual Meeting since the prior day is not a business day, provided that the grantee has been in continuous service as a member of the Board through such date. These amounts represent the grant date fair value of the 2014 stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. These amounts may not correspond to the actual value that will be recognized by our directors upon vesting. Each of Messrs. French, Appling, Canon, Griffin and Jackson had 955 unvested shares of restricted stock outstanding as of December 31, 2014. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in the annual report accompanying this proxy statement.

        The compensation for non-employee directors for 2014 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $135,000, and an additional $30,000 retainer for the Lead Independent Director. Non-employee directors do not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees and members of the Audit Committee receive additional annual retainers as follows:

  •
  the chair of the Audit Committee: $25,000;

  •
  members of the Audit Committee: $10,000;

  •
  the chair of the Compensation Committee: $15,000; and

  •
  the chair of the Nominating and Corporate Governance Committee: $10,000.

        The Non-Employee Director Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under the Non-Employee Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director receives a number of shares equivalent to $30,000 based on the closing price of a share of our common stock on the New York Stock Exchange (or other exchange on which our shares are then listed) on the date of grant. These shares are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term.

        The Non-Employee Deferred Compensation Plan, adopted in 2013, allows each non-employee director, at his option, to defer all or a portion of the cash fees paid for his services as a director until his exit from the Board of Directors. A director's plan account is credited with phantom Main Street stock units with a total value equal to the amount of cash fees deferred and with hypothetical dividends paid on such phantom stock units by crediting additional phantom stock units to the account. The non-employee director will be distributed actual Main Street common shares for the number of phantom stock units in his deferred account within 90 days following the termination of his service as a director.

        For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see "Security Ownership of Certain Beneficial Owners and Management" beginning on page 31.

 EXECUTIVE OFFICERS

        Our executive officers serve at the discretion of our Board of Directors. The following persons serve as our executive officers or significant employees in the following capacities (information as of March 6, 2015):

Name	Age	Position(s) Held
Vincent D. Foster*†	58	Chairman of the Board, President and Chief Executive Officer
Dwayne L. Hyzak*	42	Chief Operating Officer and Senior Managing Director
Curtis L. Hartman*†	42	Chief Credit Officer and Senior Managing Director
David L. Magdol*	44	Chief Investment Officer and Senior Managing Director
Rodger A. Stout†	63	Executive Vice President
Jason B. Beauvais	39	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Brent D. Smith	39	Chief Financial Officer and Treasurer
Nicholas T. Meserve	35	Managing Director
Travis L. Haley	34	Managing Director
Shannon D. Martin	45	Vice President, Chief Accounting Officer and Assistant Treasurer

*
Member of our Investment Committee. The Investment Committee is responsible for all aspects of our investment process with respect to our lower middle market portfolio investments, including approval of such investments.

†
Member of our Credit Committee. The Credit Committee is responsible for all aspects of our investment process with respect to our middle market portfolio investments, including approval of such investments.

        For more information on Mr. Foster, Chairman of the Board, President and Chief Executive Officer, see his biographical information under "Election of Directors" above.

        Dwayne L. Hyzak has served as our Chief Operating Officer and Senior Managing Director since November 2014. Mr. Hyzak also serves as a member of our investment committee. Previously, he served as our Chief Financial Officer and Senior Managing Director from 2011 and in other executive positions at Main Street since 2007. From 2002, Mr. Hyzak has also served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company's mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen in its Transaction Advisory Services group.

        Curtis L. Hartman has served as our Chief Credit Officer and Senior Managing Director since 2011. Mr. Hartman is also the chairman of our credit committee and a member of our investment committee. Previously, he served as one of our Senior Vice Presidents and in other executive positions at Main Street since 2007. From 2000, Mr. Hartman has also served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Hartman also serves as a director of HMS Income Fund, Inc., a non-publicly traded business development company of which MSC

Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, since 2013. From 1999 to 2000, Mr. Hartman was a director for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.

        David L. Magdol has served as our Chief Investment Officer and Senior Managing Director since 2011. Mr. Magdol is also the chairman of our investment committee. Previously, he served as one of our Senior Vice Presidents and in other executive positions at Main Street since 2007. From 2002, Mr. Magdol has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Magdol joined Main Street from the investment banking group at Lazard Freres & Co. Prior to Lazard, he managed a portfolio of private equity investments for the McMullen Group, a private investment firm/family office capitalized by Dr. John J. McMullen, the former owner of the New Jersey Devils and the Houston Astros. Mr. Magdol began his career in the structured finance services group of JP Morgan Chase.

        Rodger A. Stout has served as our Executive Vice President since 2012 and is also a member of our credit committee. Previously, Mr. Stout served as our Chief Compliance Officer, Senior Vice President—Finance and Administration and Treasurer and in other executive positions at Main Street since 2007. From 2006, Mr. Stout has served as Executive Vice President and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., one of the largest domestic structural steel fabricating companies. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15 year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

        Jason B. Beauvais has served as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary since 2012. Previously, Mr. Beauvais served as our Vice President, General Counsel and Secretary since 2008. From 2008, Mr. Beauvais has also served as General Counsel and in other executive positions of several of our subsidiary funds and entities, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2006 through 2008, Mr. Beauvais was an attorney with Occidental Petroleum Corporation (NYSE: OXY), an international oil and gas exploration and production company. Prior to joining Occidental Petroleum Corporation, Mr. Beauvais practiced corporate and securities law at Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions.

        Brent D. Smith has served as our Chief Financial Officer and Treasurer since November 2014 and previously as our Senior Vice President-Finance since August 2014. Mr. Smith previously served as the Executive Vice-President, Chief Financial Officer and Treasurer of Cal Dive International, Inc. from 2010 through June 2014 and in various finance and accounting roles at Cal Dive from 2005 through 2010. On March 3 2015, Cal Dive and certain of its subsidiaries, excluding its foreign subsidiaries, filed for voluntary protection under Chapter 11 of the Bankruptcy Code. Prior to joining Cal Dive, Mr. Smith was a manager with FTI Consulting (NYSE:FCN). Prior to that, Mr. Smith was employed as a senior auditor at Arthur Andersen LLP.

        Nicholas T. Meserve has served as a Managing Director on our middle market investment team since 2012. Previously, from 2004 until 2012, Mr. Meserve worked at Highland Capital Management, LP, a large alternative credit manager, and certain of its affiliates, where he managed a portfolio of senior loans and high yield bonds across a diverse set of industries. Prior to Highland, he was a Credit Analyst at JP Morgan Chase & Co.

        Travis L. Haley has served as Managing Director on our lower middle market team since 2013 and has been with the firm in Associate to Director roles since 2007. Prior to joining Main Street, Mr. Haley was a senior consultant in the Transaction Advisory Services group at Ernst & Young, performing financial due diligence for both strategic and financial buyers and sellers. Before joining the Transaction Advisory Services group, Mr. Haley served as an auditor with Ernst & Young. Mr. Haley is a CPA and began his career with Nueces Marketing Partners, a private investment group.

        Shannon D. Martin has served as our Vice President, Chief Accounting Officer and Assistant Treasurer since 2012. From 2006 to 2012, Mr. Martin worked as an independent consultant and performed financial advisory services for several clients, including functioning as acting Chief Accounting Officer from 2008 to 2011 for EquaTerra, Inc. From 1999 to 2006, Mr. Martin was a director of accounting integration and audit with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he focused on the development of integrated accounting, business and information system processes and the company's acquisition and integration strategies. From 1992 to 1999, Mr. Martin worked at Arthur Andersen as a manager in the Commercial Services group.

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2014 compensation of Main Street's Named Executive Officers, or NEOs, for 2014, who were:

  •
  Vincent D. Foster, Chairman, President and Chief Executive Officer;

  •
  Dwayne L. Hyzak, Chief Operating Officer and Senior Managing Director;

  •
  Curtis L. Hartman, Chief Credit Officer and Senior Managing Director;

  •
  David L. Magdol, Chief Investment Officer and Senior Managing Director;

  •
  Jason B. Beauvais, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary; and

  •
  Brent D. Smith, Chief Financial Officer and Treasurer.

Compensation Philosophy and Objectives

        The Main Street compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the Company's business objectives and reward them for performance while aligning management's interests with those of the Company's stockholders. The structure of Main Street's incentive compensation programs is formulated to encourage and reward the following, among other things:

  •
  achievement of income and capital gains to sustain and grow the Company's dividend payments;

  •
  maintenance of liquidity and capital flexibility to accomplish the Company's business objectives, including the preservation of investor capital;

  •
  attainment of superior risk-adjusted returns on the Company's investment portfolio; and

  •
  professional development and growth of individual executives, the management team and other employees.

        The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street's Chief Executive Officer assists the Committee by providing recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer routinely attends a portion of the Committee meetings. However, the Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Committee.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs. Members of the Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Independent Compensation Consultant

        The Compensation Committee has engaged Deloitte Consulting LLP ("Deloitte") as an independent compensation consultant to assist the Committee and provide advice on a variety of compensation matters relating to NEO and non-executive director compensation, incentive compensation plans and compensation trends, regulatory matters and compensation planning best practices. The compensation consultant was hired by and reports directly to the Compensation Committee. Although the compensation consultant may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. The total amount of fees paid or to be paid to Deloitte for compensation consulting services during fiscal 2014 was approximately $55,201.

        During fiscal 2014, the Company's management also retained Deloitte and its affiliates to provide certain other services to the Company. These other services included (i) tax services and other tax-related services and (ii) portfolio valuation consulting services. The total amount paid or to be paid for such services (excluding the services as consultant to the Compensation Committee as discussed above) to Deloitte and its affiliates during fiscal 2014 was approximately $562,152. Deloitte was engaged directly by management to provide these other services and, accordingly, Deloitte's engagement for these other services was not formally approved by the Board of Directors or by the Compensation Committee. The Compensation Committee believes that, given their nature and scope, these additional services did not raise a conflict of interest and did not impair Deloitte's ability to provide independent advice to the Compensation Committee concerning executive compensation matters. In making this determination, the Compensation Committee considered, among other things, the following factors when selecting Deloitte to provide compensation consulting services: (i) the types of non-compensation services provided by Deloitte, (ii) the amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Deloitte's total revenues for the period, (iii) Deloitte's policies and procedures concerning conflicts of interest, (iv) Deloitte's representatives who advise the Compensation Committee do not provide any non-compensation related services to the Company, (v) there are no other business or personal relationships between the Company's management or members of the Compensation Committee, on the one hand, and any Deloitte representatives who provide compensation consulting services to the Company, on the other hand, and (vi) neither Deloitte nor any of the Deloitte representatives who provide compensation services to the Company own any common stock or other securities of the Company.

Assessment of Market Data

        In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed business development companies, or BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on key elements of compensation practices in general, and more specifically, the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company.

        As regards to other internally managed BDCs like Main Street, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company's respective proxies, research analysts' reports and other publicly available information. However, there are relatively few internally managed BDCs and none of them are directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds. Since these are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Committee relies on third party compensation surveys as well as other available information to compare compensation practices and policies.

        Items taken into account from comparable companies and funds include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards,

carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs as well as other private funds.

Assessment of Company Performance

        The Compensation Committee believes that sustained financial performance coupled with consistent stockholders' returns as well as proportional employee compensation are essential components for Main Street's long-term business success. Main Street typically makes three to seven year investments in its portfolio companies. However, the Company's business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. The quality of the earnings supporting the dividends as well as the maintenance and growth of dividends are key metrics in the Committee's assessment of financial performance.

        Main Street's primary strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the Company's employee base is dedicated to the maintenance of asset values and expansion of this recurring income to sustain and grow dividends. The Committee believes that stability with regard to the management team is important in achieving successful implementation of the Company's strategy. Further, the Committee, in establishing and assessing executive salary and performance incentives, is more focused on Main Street results as compared to its business objectives rather than the performance of Main Street relative to other comparable companies or industry metrics.

Executive Compensation Components

        For 2014, the components of Main Street's direct compensation program for NEOs included:

  •
  base salary;

  •
  annual cash bonuses;

  •
  long-term compensation pursuant to the 2008 Equity Incentive Plan; and

  •
  other benefits.

        The Compensation Committee designs each NEO's direct compensation package to appropriately reward the NEO for his or her contribution to the Company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. The Compensation Committee does not target a specific level of compensation relative to market practice, and only uses such data as a reference point when establishing compensation levels for NEOs. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Committee's views regarding the benefits of current cash compensation and appropriate retention incentives.

  Base Salary

        Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional responsibilities of the position, the experience level of the individual, the Company's ability to replace the executive, the past base salary of the individual and the relative number of well-qualified candidates available in the area. In addition, the Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

        The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The key factors in determining increases in salary level are relative performance and competitive pressures.

  Annual Cash Bonuses

        Annual cash bonuses are intended to reward individual performance during the year and can therefore be variable from year to year. Cash bonus awards for the NEOs are determined by the Compensation Committee on a discretionary basis and based on performance criteria, particularly the company's dividend performance as well as corporate and individual performance goals and other measures established by the Committee with the Chief Executive Officer's input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Committee may adjust individual cash bonuses to take such superior performance into account.

  Long-Term Incentive Awards

        Main Street's Board of Directors and stockholders approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the Company's long-term growth in value and (iv) link employees' compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award.

        Restricted Stock.    Main Street has received exemptive relief from the SEC that permits the Company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2008 Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC's exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. The Committee's past practice has been to have restricted stock awards for NEOs vest over a four year time frame in equal increments based on continued service during the vesting period. However, beginning in 2015, the Committee plans to have restricted stock awards for all employees, including NEOs, vest over a three year time frame instead of four to be more closely aligned with comparable companies.

        Our Board of Directors has adopted the 2015 Equity and Incentive Plan and recommended that it be submitted to stockholders for their approval at the Annual Meeting. If our stockholders approve our 2015 Equity and Incentive Plan, stock-based awards granted as long-term incentive compensation to employees will be issued thereunder going forward, and no further awards would be granted under the 2008 Equity Incentive Plan. Terms of the 2015 Equity and Incentive Plan are substantially similar to the 2008 Equity Incentive Plan. Please refer to "Approval of the 2015 Equity and Incentive Plan (Item 2)" for a summary of certain principal features of the 2015 Equity and Incentive Plan, and to Appendix A for the actual text of the 2015 Equity and Incentive Plan.

        Options.    The Compensation Committee may also grant stock options to purchase Main Street's common stock (including incentive stock options and nonqualified stock options). The Committee expects that any options granted by it will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or "vested," at some later time after grant. Some stock options may provide for vesting based on the grantee remaining employed by Main Street for a period of time, and some may provide for vesting based on the grantee and/or the Company attaining specified performance levels. To date, the Committee has not granted stock options to any NEO.

  Other Benefits

        Main Street's NEOs participate in the same benefit plans and programs as the Company's other employees, including comprehensive medical and dental insurance, vision care, business travel insurance and short term disability coverage as well as long term disability insurance.

        Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant's plan account on the participant's behalf. For each participating employee, the Company's contribution is generally a 100% match of the employee's contributions up to a 4.5% contribution level with a maximum annual regular matching contribution of $11,700 during 2014. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts, which would also vest immediately.

  Perquisites

        The Company provides no other material benefits, perquisites or retirement benefits to the NEOs. Moreover, the Company does not have an employment agreement in place with any NEO.

Potential Payments Upon Change in Control or Termination of Employment

        Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and, in the case of options, then terminated to the extent not exercised within a designated time period.

        Transactions involving a "change in control" under the 2008 Equity Incentive Plan include:

  •
  a consolidation, merger, stock sale or similar transaction or series of related transactions in which Main Street is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

  •
  a sale or transfer of all or substantially all of the Company's assets;

  •
  Main Street's dissolution or liquidation; or

  •
  a change in the membership of the Company's Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, whom are referred to as the Continuing Directors, and any new director whose appointment or election to the Board of Directors was approved by a vote of at least two thirds of the Continuing Directors then comprising the Board of Directors, cease to constitute at least a majority of the Board.

        In addition, our restricted stock awards provide that upon a participant's death, disability, involuntary termination without cause or voluntary termination with good reason (each as defined in the award agreement), the unvested shares of restricted stock will fully vest.

        The number of shares and value of unvested restricted stock for each NEO as of December 31, 2014 that would have vested under the acceleration scenarios described above is shown under "Compensation of Executive Officers—Outstanding Equity Awards at Fiscal Year-End." Other than the accelerated vesting of restricted stock, we would not incur any other payment obligations to our NEOs in the event of a change in control or any of the aforementioned causes of termination of employment.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986 generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street's general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. However, the Compensation Committee may authorize amounts and forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Main Street and its stockholders.

Stockholder Advisory Vote on Executive Compensation

        At our 2014 Annual Meeting of Stockholders, our stockholders provided an advisory vote with 93% of the votes cast approving our compensation philosophy, policies and procedures and the 2013 fiscal year compensation of our NEOs (the "Advisory Vote"). Subsequently, the Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company's executive compensation decisions and policies by reaffirming the Company's compensation philosophies, and the Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions.

2014 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2014, is consistent with the overall objectives of Main Street's executive compensation program.

  Base Salary

        The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures.

        In 2014, the Compensation Committee approved base salary increases for each NEO, except for Mr. Smith who joined the company in August 2014, in recognition each NEO's and the Company's performance for the year and also to more closely align each NEO's compensation with similar executive officers of comparable companies.

        The amount of annual base salary paid to each NEO for 2014 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that the salary changes and resulting base salaries were competitive in the market place and appropriate for Main Street executives as a key component of an overall compensation package.

  Annual Cash Incentive Bonus

        Cash bonuses are determined annually by the Compensation Committee and are based on individual and corporate performance objectives coupled with Committee discretion as appropriate. The 2014 performance criteria used for determining the cash bonuses for NEOs included, among other things, the following:

  •
  Achievement of corporate objectives, particularly those related to the maintenance and growth of dividends and preservation of capital through maintenance and growth of net asset value per share;

  •
  Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

  •
  Maintaining liquidity and capital flexibility to accomplish the Company's business objectives;

  •
  Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

  •
  Appropriate and planned development of personnel.

        The Company paid cash bonuses to NEOs for 2014 in recognition of the Company's excellent financial results, as well as each individual NEO's accomplishments and contributions to the Company's performance. Major achievements considered by the Compensation Committee included increased distributable net investment income per share, total stockholder return versus comparable companies and the market in general, increased dividends per share, increased net asset value per share, the net appreciation and growth of the investment portfolio, continuation of our low total operating cost structure in comparison to peer organizations, obtaining an investment grade rating from Standard & Poor's Ratings Services and increased assets under management and related income. The Compensation Committee did not weight these objectives and used its discretion in determining the amount allocated to each executive. In summary, the performance of individual NEOs and the management team overall was at a consistent high level resulting in very commendable financial results.

        The amount of cash bonus paid to each NEO for 2014 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that these cash bonus awards are individually appropriate based on 2014 performance. Such bonuses comprise a key component of the Company's overall compensation program.

  Long-Term Incentive Awards

        The Company granted restricted shares to our NEOs in 2014 to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company. Other objectives of restricted stock awards were to assist with retention, align NEO interests with stockholders' and to provide competitive total direct compensation. Contributions to the future success of the Company include expanded roles of NEOs within the Company, recruitment and development of personnel, advancement of strategic initiatives with benefits beyond the current year, development of appropriate capital structure alternatives and enhancement of the Company's reputation with key constituents.

        The amount of restricted shares granted to each NEO in 2014 is presented under the caption entitled "Compensation of Executive Officers—Grants of Plan-Based Awards." The Committee is currently assessing the potential for long-term incentive compensation through grants of restricted shares to our NEOs for 2015, which are expected to be awarded in April 2015.

COMPENSATION COMMITTEE REPORT

        We have reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with Main Street's management and, based on our review and discussions, we recommended to the Board of Directors of Main Street that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE
Arthur L. French, Chair Joseph E. Canon John E. Jackson

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes the compensation of our Named Executive Officers, or NEOs, for the fiscal year ended December 31, 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Vincent D. Foster	2014	$536,250	$1,100,000	$1,408,761	$11,700	$3,056,711
Chairman, President and	2013	490,000	1,000,000	1,232,876	11,475	2,734,351
Chief Executive Officer	2012	470,500	1,000,000	574,688	11,250	2,056,438
Dwayne L. Hyzak	2014	$377,500	$675,000	$1,056,563	$11,700	$2,120,763
Chief Operating Officer and	2013	332,500	545,000	972,076	11,475	1,861,051
Senior Managing Director	2012	307,500	600,000	377,409	11,250	1,296,159
Curtis L. Hartman	2014	$318,750	$510,000	$603,755	$11,700	$1,444,205
Chief Credit Officer and	2013	296,250	365,000	777,645	11,475	1,450,370
Senior Managing Director	2012	282,500	425,000	304,446	11,250	1,023,196
David L. Magdol	2014	$318,750	$440,000	$905,648	$11,700	$1,676,098
Chief Investment Officer and	2013	296,250	440,000	853,526	11,475	1,601,251
Senior Managing Director	2012	282,500	425,000	304,446	11,250	1,023,196
Jason B. Beauvais	2014	$294,375	$350,000	$402,503	$11,700	$1,058,578
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	2013	280,000	320,000	331,925	11,475	943,400
Brent D. Smith(4)	2014	$96,955	$150,000	$434,780	$4,837	$686,572
Chief Financial Officer and Treasurer

(1)
These amounts reflect annual cash bonuses earned by the NEOs based on individual and corporate performance as determined by the Compensation Committee.

(2)
These amounts represent the fair value of restricted stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting of such grants. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in the annual report accompanying this proxy statement.

(3)
These amounts reflect employer matching contributions we made to each NEO's account in our 401(k) plan.

(4)
The salary for Mr. Smith reflects salary paid to him between his start date with the Company on August 25, 2014 and December 31, 2014.

Grants of Plan-Based Awards

        The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2014:

Name	Grant Date	Stock Awards; Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards
Vincent D. Foster	June 20, 2014	44,751	$1,408,761
Dwayne L. Hyzak	June 20, 2014	33,563	1,056,563
Curtis L. Hartman	June 20, 2014	19,179	603,755
David L. Magdol	June 20, 2014	28,769	905,648
Jason B. Beauvais	June 20, 2014	12,786	402,503
Brent D. Smith	August 25, 2014	13,415	434,780

(1)
Restricted stock grants to NEOs under the 2008 Equity Incentive Plan through 2014 generally vest ratably over four years from the grant date, and all underlying shares are entitled to dividends and voting rights beginning on the grant date. Mr. Smith's restricted shares were granted on his date of hire and vest in one-third increments on June 20, 2015, June 20, 2016 and June 20, 2017.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the awards of restricted stock for which forfeiture provisions have not lapsed and remain outstanding at December 31, 2014:

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested(1)		Market Value of Shares of Stock That Have Not Vested(2)
Vincent D. Foster	97,299	(3)	$2,845,023
Dwayne L. Hyzak	71,656	(4)	2,095,221
Curtis L. Hartman	50,307	(5)	1,470,977
David L. Magdol	62,015	(6)	1,813,319
Jason B. Beauvais	29,265	(7)	855,709
Brent D. Smith	13,415	(8)	392,255

(1)
No restricted stock awards have been transferred.

(2)
The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the New York Stock Exchange at December 31, 2014.

(3)
34,736 shares will vest on June 20, 2015; 28,716 shares will vest on June 20, 2016; 22,659 shares will vest on June 20, 2017; and 11,188 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(4)
24,416 shares will vest on June 20, 2015; 21,413 shares will vest on June 20, 2016; 17,436 shares will vest on June 20, 2017; and 8,391 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(5)
18,242 shares will vest on June 20, 2015; 15,239 shares will vest on June 20, 2016; 12,031 shares will vest on June 20, 2017; and 4,795 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(6)
21,346 shares will vest on June 20, 2015; 18,342 shares will vest on June 20, 2016; 15,134 shares will vest on June 20, 2017; and 7,193 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(7)
10,676 shares will vest on June 20, 2015; 9,106 shares will vest on June 20, 2016; 6,286 shares will vest on June 20, 2017; and 3,197 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(8)
4,471 shares will vest on June 20, 2015; 4,472 shares will vest on June 20, 2016; and 4,472 shares will vest on June 20, 2017, subject in each case to the NEO still being employed by us on the respective vesting date.

Equity Awards Vested in Fiscal Year

        The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2014:

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Vincent D. Foster	31,032	$987,292
Dwayne L. Hyzak	20,393	648,043
Curtis L. Hartman	17,815	566,888
David L. Magdol	18,521	589,113
Jason B. Beauvais	8,849	280,471
Brent D. Smith	—	—

(1)
Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy his tax withholding obligations by having the Company withhold a portion of his vesting shares.

(2)
Value realized upon vesting is based on the closing price of our common stock on the vesting date.

Potential Payments Upon Change in Control or Termination of Employment

        As described in "Compensation Discussion and Analysis," our restricted stock awards to employees, including NEOs, provide that upon certain transactions involving a change in control, or upon a participant's death, disability, involuntary termination without cause or voluntary termination with good reason (each as defined in the award agreement), the unvested shares of restricted stock will fully vest. The number of shares and value of unvested restricted stock for each NEO as of December 31, 2014 that would have vested under the acceleration scenarios described above is shown under the heading "—Outstanding Equity Awards at Fiscal Year-End." Other than the accelerated vesting of restricted stock, we would not incur any other payment obligations to our NEOs in the event of a change in control or any of the aforementioned causes of termination of employment.

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  compensation is allocated among base salary and short and long-term compensation opportunities in such a way as to not encourage excessive risk-taking;

  •
  significant weighting towards long-term incentive compensation discourages short-term risk taking;

  •
  goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation; and

  •
  multi-year vesting of our equity awards and share ownership guidelines properly account for the time horizon of risk.

        Furthermore, as described in "Compensation Discussion and Analysis," compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of March 6, 2015. Percentage of beneficial ownership is based on 45,160,465 shares of common stock outstanding as of March 6, 2015.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

	Shares Owned Beneficially
Name	Number		Percentage
Independent Directors:
Michael Appling Jr.	90,509	(1)	*
Joseph E. Canon	40,139	(2)	*
Arthur L. French	42,581	(3)	*
J. Kevin Griffin	12,695	(4)	*
John E. Jackson	11,151	(5)	*
Interested Directors:
Vincent D. Foster	1,513,017	(6)	3.35%
Executive Officers:
Dwayne L. Hyzak	256,918		*
Curtis L. Hartman	198,083		*
David L. Magdol	256,765		*
Rodger A. Stout	145,612	(7)	*
Jason B. Beauvais	60,832		*
Brent D. Smith	13,545		*
Shannon D. Martin	16,040		*
All Directors and Executive Officers as a Group (13 persons)	2,657,888		5.89%

*
Less than 1%

(1)
Includes 3,804 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(2)
Includes 4,656 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(3)
Includes 37,822 shares of common stock held by Flying F, LLC, which are beneficially owned by Mr. French, and 3,804 phantom stock units received under the Non-Employee

  Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(4)
Includes 4,853 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(5)
Includes 3,530 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(6)
Includes 12,638 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster's children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares. Also includes 3,520 shares and 3,444 shares held in custodial accounts for Mr. Foster's daughters, Amy Foster and Brittany Foster, respectively.

(7)
Includes 12,500 shares of common stock pledged as collateral for a personal real estate loan.

        The Board of Directors has established stock ownership guidelines pursuant to which independent directors and the Chief Executive Officer, President, Chief Financial Officer and other NEOs are required to achieve and maintain minimum levels of stock ownership. Our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investors" section of our website.

        Our insider trading policy prohibits our directors, officers and employees from holding shares of our common stock or other securities issued by us in a margin account, hedging any such securities or pledging any such securities as collateral for a loan except in limited cases with the pre-approval of our chief compliance officer.

        The following table sets forth, as of March 6, 2015, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $100,000
Independent Directors:
Michael Appling Jr.	over $100,000
Joseph E. Canon	over $100,000
Arthur L. French	over $100,000
J. Kevin Griffin	over $100,000
John E. Jackson	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on the New York Stock Exchange of $31.42 per share as of March 6, 2015.

(3)
The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

 AUDIT COMMITTEE REPORT

        The Audit Committee is appointed by the Board of Directors to review Main Street's financial matters. Each member of the Audit Committee meets the independence requirements established by the 1940 Act and under the applicable listing standards of the New York Stock Exchange. As the Audit Committee, we are responsible for the selection, engagement, compensation, retention and oversight of Main Street's independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that Main Street's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year.

        In making our recommendation that Main Street's financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2014, we have taken the following steps:

  •
  We discussed with Grant Thornton LLP, or Grant Thornton, Main Street's independent registered public accounting firm for the year ended December 31, 2014, those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, and Auditing Standards No. 18, Related Parties, issued by the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.

  •
  We conducted periodic executive sessions with Grant Thornton, with no members of Main Street's management present during those discussions. Grant Thornton did not identify any material audit issues, questions or discrepancies, other than those previously discussed with management, which were resolved to the satisfaction of all parties.

  •
  We received and reviewed the written disclosures and the letter from Grant Thornton required by the applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton's communications with us concerning independence, and we discussed with Grant Thornton its independence from Main Street. We also considered whether the provision of non-audit services to Main Street is compatible with Grant Thornton's independence.

  •
  We determined that there were no former Grant Thornton employees, who previously participated in the Main Street audit, engaged in a financial reporting oversight role at Main Street.

  •
  We reviewed, and discussed with Main Street's management and Grant Thornton, Main Street's audited consolidated balance sheet at December 31, 2014, and consolidated statements of income, changes in net assets and cash flows for the year ended December 31, 2014.

        Based on the reviews and actions described above, we recommended to the Board of Directors that Main Street's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
J. Kevin Griffin, Chair Michael Appling Jr. Joseph E. Canon John E. Jackson

APPROVAL OF THE 2015 EQUITY AND INCENTIVE PLAN

(ITEM 2)

Background and Purpose

        Our Board of Directors and executive management believe that Main Street's successful performance depends on our ability to offer fair compensation packages to our professionals that are competitive with those offered by other investment management businesses. The specialized nature of our business, the competitiveness of our market and the skills and importance of our employees make retention critical. The ability to offer equity-based and incentive compensation to our professionals, which helps to align employee behavior with stockholder interests and provides a retention tool, is important to our future growth and success.

        Our Board of Directors has been judicious in its use of equity-based compensation under our existing 2008 Equity Incentive Plan that was previously authorized by our stockholders in June 2008. Remaining shares under the 2008 Equity Incentive Plan have been substantially depleted since implementation, and the term of the plan expires in the next few years. Without approval of a new or amended equity-based compensation plan, we would need to make changes to our long-term incentive program that would limit our ability to provide market-competitive compensation to attract and retain the caliber of employees necessary to achieve superior performance.

        On February 24, 2015, our Board of Directors adopted the 2015 Equity and Incentive Plan and recommended that it be submitted to our stockholders for their approval at the Annual Meeting. The terms of the 2015 Equity and Incentive Plan are substantially similar to the terms of our existing 2008 Equity Incentive Plan and provide for grants of restricted stock, incentive stock options, non-statutory stock options, dividend equivalent rights, other stock-based awards, and cash-based or stock-based performance awards, collectively, "Awards," to our existing and future employees, collectively, the "Participants." If stockholders approve the 2015 Equity and Incentive Plan at the Annual Meeting, no further Awards will be issued under the 2008 Equity Incentive Plan.

        The effective date of the 2015 Equity and Incentive Plan is the date on which it is approved by our stockholders. As of the date of this proxy statement, no Awards have been made pursuant to the 2015 Equity and Incentive Plan.

        The following is a summary of certain principal features of the 2015 Equity and Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2015 Equity and Incentive Plan. You are urged to read the actual text of the 2015 Equity and Incentive Plan in its entirety, which is set forth in Appendix A.

Shares Available for Awards

        Under the 2015 Equity and Incentive Plan, the total number of shares of our common stock that may be subject to restricted stock awards, other stock-based awards or performance awards, including options, is 3,000,000 shares. The maximum number of shares of common stock for which any Participant may be granted Awards in any calendar year is 500,000. Shares underlying Awards which expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the 2015 Equity and Incentive Plan. Any shares used for tax withholding shall not revert to and again become available for issuance under the 2015 Equity and Incentive Plan.

        The shares of our common stock subject to the 2015 Equity and Incentive Plan may be unissued shares or reacquired shares bought on the market or otherwise. Our Board of Directors is authorized to adjust the limitation on shares available for Awards and outstanding Awards in the event of a dividend or other distribution payable in shares of our common stock, or any division, combination or reclassification of our shares of common stock.

Use of Restricted Stock

        The 2015 Equity and Incentive Plan contemplates, among other things, grants of restricted stock. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until the forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2015 Equity and Incentive Plan may relate to continued employment with us (lapsing either on an annual or other periodic basis or on a "cliff" basis, i.e., at the end of a stated period of time) or other restrictions deemed by our Compensation Committee from time to time to be appropriate and in our and our stockholders' best interests, including the achievement of performance goals.

        We believe that the particular characteristics of our business, our dependence on key personnel to conduct our business effectively and the competitive environment in which we operate require the use of equity-based compensation for our personnel. We strongly believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, restricted stock will allow us to (1) develop superior alignment in business plan, stockholder interests and employee interests; (2) manage dilution associated with equity-based compensation; and (3) match the return expectations of the business more closely with our equity-based compensation. We believe that restricted stock has a clear and meaningful benefit to our stockholders and our business prospects. Therefore, although the 2015 Equity and Incentive Plan allows for awards of stock options and other stock-based awards, we expect to primarily make awards of restricted stock under the plan.

Eligibility

        The persons eligible to receive Awards under the 2015 Equity and Incentive Plan are the executive officers and employees of Main Street and its subsidiaries. Any shares of restricted stock we grant under the 2015 Equity and Incentive Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any of our employees to us.

Administration

        The 2015 Equity and Incentive Plan is to be administered by our Compensation Committee, which is comprised solely of directors who are considered independent under the applicable listing standards of the New York Stock Exchange and are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of Main Street. Subject to the terms of the 2015 Equity and Incentive Plan, our Compensation Committee is authorized to determine: eligible persons to receive Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of Awards to be granted and the number of shares of our common stock to which Awards will relate. The Compensation Committee may also make all other determinations that may be necessary or advisable for the administration of the 2015 Equity and Incentive Plan, including establishing, amending and revoking rules and regulations for its administration.

General Terms of Awards

        Restricted Stock.    Except to the extent restricted under the terms of the 2015 Equity and Incentive Plan, a Participant granted an Award of restricted stock will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. Each Award of restricted stock will be evidenced by a written agreement with the Participant, which will include any provisions that the Compensation Committee may specify. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant. Except as the Compensation Committee otherwise expressly provides, the restricted stock shall not be transferable other than by will or by laws of descent and distribution. Except as our Compensation Committee otherwise determines, upon termination of a Participant's employment during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

        Stock Options.    The Compensation Committee is authorized under the plan to grant options to purchase shares of common stock, which may be incentive stock options or non-statutory stock options. Options will be evidenced by a written Award agreement with the Participant, which will include any provisions that the Compensation Committee may specify. The Compensation Committee may determine when an Option will be vested, provided that vesting shall take place at the rate of at least 20% per year over not more than five years from the date the Award is granted. The exercise price of an option may not be less than the fair market value of our common stock on the date of grant. On March 6, 2015, the closing market price for our common stock on the New York Stock Exchange was $31.42 per share. All options granted under the plan must have a term of no more than ten years, and no Participant may be granted an incentive stock option to the extent that, upon the grant of that option, the aggregate fair market value (as defined in the plan) of the common stock with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year would exceed $100,000. The grant price, number of shares, terms and conditions of exercise, whether a stock option may qualify as an incentive stock option under the Internal Revenue Code, and other terms of a stock option grant will be fixed by the Compensation Committee as of the grant date. Incentive stock options are not transferable except by will or the laws of descent and distribution and may be exercised during the Participant's lifetime only by the Participant. Non-statutory stock options are likewise transferable by will and the laws of descent and distribution, and to the extent permitted by the Board of Directors, by gift to a permitted transferee. Non-statutory stock options which are transferable only after death may be exercised only by the Participant during the Participant's lifetime.

        The grant price of any stock option must be paid in full at the time the stock is delivered to the Participant. The price must be paid in cash or by such means as permitted by the Compensation Committee and elected by the Participant, which may include a broker-assisted exercise program approved by the Compensation Committee. Unless otherwise determined by the Compensation Committee, and except as required to pay the grant price of the stock option, recipients of awards are not required to make any payment or provide consideration other than rendering services.

        Other Stock-Based Awards.    The Compensation Committee may, subject to limitations under applicable law (including the 1940 Act), grant other awards that are payable in or valued relative to shares of our common stock, such as restricted stock units, as it deems to be consistent with the purposes of the plan, including shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions. The Compensation Committee will determine the terms and conditions of any other stock-based awards.

        Performance Awards.    A performance award consists of a right to receive an option, restricted stock, other stock-based award or cash incentive award subject to the attainment of one or more performance goals. Performance awards may be qualified or unqualified under Section 162(m) of the Internal Revenue Code. The performance goals for qualified awards are set forth in the 2015 Equity and Incentive Plan and include one or more of the following:

  •
  net investment income or net realized income per share (actual or targeted growth);

  •
  economic value added;

  •
  net investment income or net realized income measures;

  •
  dividend and dividends per share measures;

  •
  cash flow and liquidity measures;

  •
  return measures (including, among others, return on capital employed, return on equity, return on investment and return on assets);

  •
  operating measures (including, among others, productivity, efficiency, and scheduling measures);

  •
  expense targets (including, among others, funding and development costs and general and administrative expenses); or

  •
  stock price measures (including, among others, growth measures and total stockholder return).

        For a cash incentive award that is intended to be qualified under Section 162(m) of the Internal Revenue Code, the maximum cash incentive award is $5,000,000 for an award with a performance period of one year or less, and $5,000,000 multiplied by the number of full years in the performance period for an award with a performance period of more than one year.

        Dividend Equivalent Rights.    The Compensation Committee may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to common stock subject to an Award; provided that such grants are approved by an order of the SEC.

Change in Control

        Unless the terms of an Award provide otherwise, in the event of a specified transaction involving a "change in control" (as defined in the 2015 Equity and Incentive Plan) in which there is an acquiring or surviving entity, the Board of Directors may provide for the assumption of some or all outstanding Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each stock-based Award, subject to its terms, will become fully vested or exercisable prior to the change in control on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board of Directors, to participate as a stockholder in the change in control following vesting or exercise. The Award will terminate upon consummation of the change in control.

        Transactions involving a "change in control" under the 2015 Equity and Incentive Plan include the following, other than where our stockholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of our assets immediately following such transaction:

  •
  a single person or entity or group of persons and/or entities, other than us, any of our employee benefit plans, a company owned by our stockholders in substantially the same proportions as their ownership in us or an underwriter temporarily holding securities pursuant to an offering by us, becomes the beneficial owner of more than 30% of the combined voting power of our voting securities then outstanding;

  •
  a change in the membership of our Board of Directors such that the individuals who, as of the effective date of the 2015 Equity and Incentive Plan, constitute the Board of Directors (the "Continuing Directors"), and any new director whose election or nomination to the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board;

  •
  a merger, reorganization or business combination of us or one of our subsidiaries with or into any other entity, other than where the holders of our voting securities outstanding immediately before such transaction would represent immediately thereafter more than a majority of the combined voting power of the voting securities of us or the surviving entity or the parent of such surviving entity;

  •
  a sale or disposition of all or substantially all of our assets, other than where the holders of our voting securities outstanding immediately before such transaction hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer or the parent of such acquirer of such assets; or

  •
  our stockholders approve a plan of complete liquidation or dissolution of us.

SEC Order and Limitations on Awards

        The SEC has granted us an order, the "Order," that authorizes us to issue restricted shares of our common stock to our employees and officers, subject to stockholder approval of the compensation plan. Awards under the 2015 Equity and Incentive Plan will comply with all aspects of the Order, including the following:

  •
  each issuance of restricted stock to employees and officers will be approved by a required majority of our Board of Directors, as defined under the 1940 Act, on the basis that such award is in the best interests of our company and stockholders;

  •
  the amount of voting securities that would result from the exercise of all of our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2015 Equity and Incentive Plan, the 2015 Director Plan and any other compensation plan of ours, will not exceed 25%, at the time of issuance, of our outstanding voting securities, nor will such amount exceed 20% of our outstanding voting securities if the amount of voting securities that would result from the exercise of all warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued under the plans, would exceed 15% of our outstanding voting securities;

  •
  the maximum amount of restricted stock that may be issued under the 2015 Equity and Incentive Plan, the 2015 Director Plan and any other compensation plan of ours will be 10% of the outstanding shares of our common stock on the effective date of the 2015 Equity and Incentive Plan, plus 10% of the number of shares of our common stock issued or delivered by us (other than pursuant to compensation plans) during the term of the 2015 Equity and Incentive Plan and the 2015 Director Plan;

  •
  no one person may be granted Awards of restricted stock relating to more than 25% of the shares available under the 2015 Equity and Incentive Plan;

  •
  in any calendar year, no person may be granted Awards relating to more than 500,000 shares of our common stock; and

  •
  both our Board of Directors and our Compensation Committee will review prior to any grant of restricted stock, and no less than annually, the potential impact that the issuance of restricted stock will have on our earnings and net asset value per share.

Amendment and Termination

        Our Board of Directors or its delegate may amend, suspend or terminate the 2015 Equity and Incentive Plan at any time. Our Board of Directors will seek stockholder approval of any action modifying a provision of the 2015 Equity and Incentive Plan when the Board determines that such stockholder approval is required under the provisions of applicable law. The 2015 Equity and Incentive Plan will terminate on the day prior to the tenth anniversary of the date the plan is approved by our stockholders, unless terminated sooner by action of our Board of Directors. No Awards may be granted under the 2015 Equity and Incentive Plan after its termination, but Awards granted prior to termination will continue to be effective and governed by the 2015 Equity and Incentive Plan.

Outstanding Awards Under the 2015 Equity and Incentive Plan

        As of the date of this proxy statement, no Awards have been made pursuant to the 2015 Equity and Incentive Plan. Future grants of restricted stock or options to executive officers and employees of Main Street and its subsidiaries under the 2015 Equity and Incentive Plan are discretionary and are, therefore, not determinable at this time.

U.S. Federal Income Tax Consequences

        Set forth below is a brief summary of the U.S. federal income tax consequences of Awards under the 2015 Equity and Incentive Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Participant, and should not be relied upon as tax advice.

        Non-Statutory Stock Options.    Stock options granted under the plan will not be taxable to a recipient at the time of grant and we are not allowed a tax deduction by reason of the grant. Upon the exercise of a stock option, the amount by which the fair market value of the shares of common stock received, determined as of the date of exercise, exceeds the exercise price will be treated as ordinary income to the recipient of the option in the year of exercise. In accordance with applicable regulations, we will require the optionee to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the option. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the optionee nonetheless will be required to include in income the fair market value of the shares withheld. Generally, we will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the recipient of the option. When the optionee sells the shares, he will generally recognize a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income).

        Incentive Stock Options.    A recipient of an incentive stock option under the plan will not generally recognize any taxable income for U.S. federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If the recipient exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the recipient of the option), the recipient receives long-term capital gains treatment on the difference between the price for which the recipient of the incentive stock option sells the shares of common stock and his or her tax basis in the shares (generally, the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the fair market value of the shares of common stock received on the date of exercise and the exercise price will generally be treated as ordinary income in the year of disposition. We would not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the common stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as ordinary income to the recipient of an incentive stock option due to a disqualifying disposition, we would be entitled to a corresponding deduction in the same amount for compensation paid.

        Restricted Stock Awards.    Generally, a grant under the plan of shares of our common stock which are subject to vesting and transfer restrictions will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Internal Revenue Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a corresponding deduction corresponding to the amount of compensation included in the recipient's income in the year in which that amount is so included. In accordance with applicable regulations, we will require the recipient to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the recipient nonetheless will be required to include in income the fair market value of the shares withheld.

        Unrestricted Stock Awards.    A grant of shares of our common stock that is not subject to vesting restrictions will result in ordinary income for U.S. federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares. We would be entitled to a corresponding deduction at that time for the amount included in the recipient's income.

        Restricted Stock Units.    Generally, a recipient of restricted stock units will not recognize any taxable income for U.S. federal income tax purposes upon receipt or vesting of the restricted stock units if the terms of such Awards comply with the requirements imposed by Section 409A of the Internal Revenue Code. To the extent that compliance with Section 409A has occurred, the value of any restricted stock units will be taxable to the recipient as ordinary income in the year of payment. Generally, we would be entitled to a deduction for compensation paid in the same amount treated as compensation received by the recipient of restricted stock units.

        Certain Tax Code Limitations on Deductibility.    Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the three other most highly compensated executive officers (other than the chief financial officer) who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by stockholders. We have structured the plan so that resulting compensation can be designed to qualify as performance-based compensation. To allow us to qualify the compensation, we are seeking stockholder approval of the 2015 Equity and Incentive Plan and the material terms of the performance goals related to awards intended to qualify as performance-based compensation.

        Other Tax Consequences.    State tax consequences may in some cases differ from those described above. In addition, Awards made under the plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

        The approval of the 2015 Equity and Incentive Plan requires affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
OUR 2015 EQUITY AND INCENTIVE PLAN.

APPROVAL OF THE 2015 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

(ITEM 3)

Background and Purpose

        Our existing 2008 Non-Employee Director Restricted Stock Plan, or the 2008 Director Plan, was previously authorized by our stockholders in June 2008 to provide equity-based compensation to our non-employee directors. Remaining shares under the 2008 Director Plan have been substantially depleted since implementation, and the term of the plan expires in the next few years. Without approval of a new or amended equity-based compensation plan, we would need to make changes to our long-term incentive program that would limit our ability to provide market-competitive compensation to attract and retain the caliber of non-employee directors necessary to achieve superior performance.

        On February 24, 2015, our Board of Directors adopted the 2015 Non-Employee Director Restricted Stock Plan, or the 2015 Director Plan, and recommended that it be submitted to our stockholders for their approval at the Annual Meeting. The terms of the 2015 Director Plan are substantially similar to the terms of our existing 2008 Director Plan and provide for grants of restricted stock awards, collectively, "Awards," to our non-employee directors, collectively, the "Participants." If stockholders approve the 2015 Director Plan at the Annual Meeting, no further Awards will be issued under the 2008 Director Plan. The purpose of the 2015 Director Plan is to continue to provide a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors.

        The effective date of the 2015 Director Plan is the date on which it is approved by our stockholders. As of the date of this proxy statement, no Awards have been made pursuant to the 2015 Director Plan.

        The following is a summary of certain principal features of the 2015 Director Plan. This summary is qualified in its entirety by reference to the complete text of the 2015 Director Plan. You are urged to read the actual text of the 2015 Director Plan in its entirety, which is set forth in Appendix B.

Shares Available for Awards

        Under the 2015 Director Plan, the total number of shares of our common stock that may be subject to Awards is 300,000 shares. Shares underlying Awards which expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the 2015 Director Plan. Any shares used for tax withholding shall not again be available for issuance under the Director Plan. Our Board of Directors is authorized to adjust the limitation on shares available for Awards and outstanding Awards in the event of a dividend or other distribution payable in shares of our common stock, or any division, combination or reclassification of our shares of common stock.

Eligibility

        The persons eligible to receive Awards under the 2015 Director Plan are the members of our Board of Directors who are not employees of Main Street. Any shares of restricted stock we grant under the 2015 Director Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any of our non-employee directors to us.

Administration

        The 2015 Director Plan is to be administered by our Compensation Committee, which is comprised solely of directors who are considered independent under the applicable listing standards of the New York Stock Exchange and are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of Main Street. Subject to the terms of the 2015 Director Plan, our Compensation

Committee is authorized to make all determinations that may be necessary or advisable for the administration of the 2015 Director Plan.

Annual Awards

        Under the 2015 Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director will receive a number of shares equivalent to $30,000 based on the market value at the close of the exchange on the date of grant. Forfeiture provisions will lapse as to the entire Award at the end of the one-year term. Grants of Awards under the 2015 Director Plan will be automatic and may not be changed without further approval from the SEC.

General Terms of Awards

        Our Compensation Committee is authorized to grant restricted stock Awards. All restricted stock granted under the 2015 Director Plan will be evidenced by an agreement containing such terms and conditions as the Compensation Committee may determine. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2015 Director Plan relate to continued service on our Board of Directors (lapsing on an annual basis).

        The restricted stock will be subject to restrictions on transferability and other restrictions as required by our Compensation Committee from time to time. Except to the extent restricted under the terms of the 2015 Director Plan, a Participant granted an Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be transferred except to the spouse or lineal descendants of the Participant, any trust for the benefit of the spouse or lineal descendants of the Participant, or the guardian or conservator of the Participant.

Change in Control

        Unless the terms of an Award provide otherwise, in the event of a specified transaction involving a "change in control" (as defined in the 2015 Director Plan) in which there is an acquiring or surviving entity, the Board of Directors may provide for the assumption of some or all outstanding Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each Award, subject to its terms, will become fully vested or exercisable prior to the change in control on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board of Directors, to participate as a stockholder in the change in control following vesting or exercise. The Award will terminate upon consummation of the change in control.

        Transactions involving a "change in control" under the 2015 Director Plan include the following, other than where our stockholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of our assets immediately following such transaction:

  •
  a single person or entity or group of persons and/or entities, other than us, any of our employee benefit plans, a company owned by our stockholders in substantially the same proportions as their ownership in us or an underwriter temporarily holding securities pursuant to an offering by us, becomes the beneficial owner of more than 30% of the combined voting power of our voting securities then outstanding;

  •
  a change in the membership of our Board of Directors such that the individuals who, as of the effective date of the 2015 Director Plan, constitute the Board of Directors (the "Continuing Directors"), and any new director whose election or nomination to the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board;

  •
  a merger, reorganization or business combination of us or one of our subsidiaries with or into any other entity, other than where the holders of our voting securities outstanding immediately before such transaction would represent immediately thereafter more than a majority of the combined voting power of the voting securities of us or the surviving entity or the parent of such surviving entity;

  •
  a sale or disposition of all or substantially all of our assets, other than where the holders of our voting securities outstanding immediately before such transaction hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer or the parent of such acquirer of such assets; or

  •
  our stockholders approve a plan of complete liquidation or dissolution of us.

SEC Order and Limitations on Awards

        The SEC has granted us an order, the "Order," that authorizes us to issue restricted shares of our common stock to our non-employee directors, subject to stockholder approval of the compensation plan. Awards under the 2015 Director Plan will comply with all aspects of the Order, including the following:

  •
  each issuance of restricted stock to our non-employee directors will be approved by a required majority of our Board of Directors, as defined under the 1940 Act, on the basis that such award is in the best interests of our company and stockholders;

  •
  the amount of voting securities that would result from the exercise of all of our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2015 Equity and Incentive Plan, the 2015 Director Plan and any other compensation plan of ours, will not exceed 25%, at the time of issuance, of our outstanding voting securities, nor will such amount exceed 20% of our outstanding voting securities if the amount of voting securities that would result from the exercise of all warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued under the plans, would exceed 15% of our outstanding voting securities;

  •
  the maximum amount of restricted stock that may be issued under the 2015 Director Plan, the 2015 Equity and Incentive Plan and any other compensation plan of ours will be 10% of the outstanding shares of our common stock on the effective date of the 2015 Director Plan, plus 10% of the number of shares of our common stock issued or delivered by us (other than pursuant to compensation plans) during the term of the 2015 Director Plan and the 2015 Equity and Incentive Plan; and

  •
  both our Board of Directors and our Compensation Committee will review prior to any grant of restricted stock, and no less than annually, the potential impact that the issuance of restricted stock will have on our earnings and net asset value per share.

Amendment and Termination

        Our Board of Directors may modify, revise or terminate the 2015 Director Plan at any time and from time to time, subject to the terms of (1) the Order, (2) our certificate of incorporation and by-laws and (3) applicable law. Our Board of Directors will seek stockholder approval of any action modifying a provision of the 2015 Director Plan when the Board determines that such stockholder approval is required under the provisions of applicable law. The 2015 Director Plan will terminate on the day prior to the tenth anniversary of the date the plan is approved by our stockholders, unless terminated sooner by action of our Board of Directors. No Awards may be granted under the 2015 Director Plan after its termination, but Awards granted prior to termination will continue to be effective and governed by the 2015 Director Plan.

Outstanding Restricted Stock Awards

        As of the date of this proxy statement, no Awards have been made pursuant to the 2015 Director Plan. If the 2015 Director Plan is approved at the Annual Meeting, we expect to grant restricted stock Awards to our non-employee directors as shown in the following table.

Name and Position	Value of Shares of Restricted Stock to be Granted(1)
Arthur L. French	$30,000
Michael Appling Jr.	30,000
Joseph E. Canon	30,000
J. Kevin Griffin	30,000
John E. Jackson	30,000

All Directors as a Group	$150,000

(1)
Awards of restricted stock will be based on the plan provisions and will be evidenced by written agreements setting forth all the terms. The number of shares granted to each non-employee director, at the beginning of each one-year term of service on the Board of Directors, will be the equivalent of $30,000 worth of shares based on the market value on the date of grant.

U.S. Federal Income Tax Consequences

        Set forth below is a brief summary of the U.S. federal income tax consequences of Awards under the 2015 Director Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Participant, and should not be relied upon as tax advice.

        Generally, a grant under the plan of shares of our common stock which are subject to vesting and transfer restrictions will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Internal Revenue Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a corresponding deduction corresponding to the amount of compensation included in the recipient's income in the year in which that amount is so included. In accordance with applicable regulations, we will require the recipient to pay to us an amount sufficient to satisfy any withholding taxes in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the recipient nonetheless will be required to include in income the fair market value of the shares withheld.

        Other Tax Consequences.    State tax consequences may in some cases differ from those described above. In addition, Awards made under the plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

        The approval of the 2015 Director Plan requires affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
OUR 2015 DIRECTOR PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR YEAR ENDING DECEMBER 31, 2015

(ITEM 4)

        Our Board of Directors has ratified the decision of the Audit Committee to appoint Grant Thornton LLP to serve as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of Main Street. We expect that representatives of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

        For the years ended December 31, 2014 and December 31, 2013, Main Street incurred the following fees for services provided by Grant Thornton, including expenses:

	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
Audit Fees	$513,860	$502,970
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$513,860	$502,970

        Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

        Audit Related Fees.    Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

        Tax Fees.    Tax fees include corporate and subsidiary compliance and consulting.

        All Other Fees.    Fees for other services would include fees for products and services other than the services reported above.

        It is the policy of our Audit Committee to preapprove all audit, review or attest engagements and permissible non-audit services to be performed by our independent registered public accounting firm, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC. Our Audit Committee did not rely on the de minimis exception for any of the fees disclosed above.

        The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF
GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2015

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors and employees and any person controlling or under common control with us, subject to certain exceptions.

        In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain policies and procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

        In addition, our code of business conduct and ethics, which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Our code of business conduct and ethics is available at http://mainstcapital.com under "Governance" in the "Investors" section of our website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC and the New York Stock Exchange. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2014.

STOCKHOLDERS' PROPOSALS

        Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2016 Annual Meeting must send notice of the proposal to our Corporate Secretary at our principal executive office no later than November 14, 2015. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record or beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership.

        In addition, any stockholder who intends to submit a proposal for consideration at our 2016 Annual Meeting, whether or not for inclusion in our proxy materials, or who intends to submit nominees for election as directors at the meeting must notify our Corporate Secretary. Under our by-laws, such notice must (1) be received at our executive offices no earlier than September 15, 2015 or later than November 14, 2015 and (2) satisfy specified requirements.

By Order of the Board of Directors,
JASON B. BEAUVAIS
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Dated: March 16, 2015

 PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street, and its terms apply both to our current stockholders and to former stockholders as well.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Main Street.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Appendix A

MAIN STREET CAPITAL CORPORATION

2015 EQUITY AND INCENTIVE PLAN

1.     PURPOSE.

        (A)    General Purpose.    The Plan has been established to advance the interests of Main Street Capital Corporation (the "Company") by providing for the grant of Awards to Participants.

        (B)    Available Awards.    The purpose of the Plan is to provide a means by which eligible recipients of Awards may be motivated to achieve the Company's goals and be given an opportunity to benefit from increases in the value of the Company's Stock through the granting of Restricted Stock, Incentive Stock Options, Non-Statutory Stock Options, Dividend Equivalent Rights, Other Stock-Based Awards or Performance Awards.

        (C)    Eligible Participants.    All Employees and all Employee Directors are eligible to be granted Awards by the Board under the Plan; provided that, no person shall be granted Awards of Restricted Stock unless such person is an Employee of the Company or an Employee of a subsidiary of the Company.

2.     DEFINITIONS.

        (A)  "1940 Act" means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        (B)  "Affiliate" means any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code, except that in determining eligibility for the grant of an Option by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting "at least 50%" for "at least 80%" under Section 1563(a)(1), (2) and (3) of the Code and Treas. Reg. § 1.414(c)-2. The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply. Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Board, a corporation or other entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.

        (C)  "Award" means an award of Restricted Stock, Incentive Stock Options, Non-Statutory Stock Options, Dividend Equivalent Rights, Other Stock-Based Awards or Performance Awards granted pursuant to the Plan.

        (D)  "Board" means the Board of Directors of the Company.

        (E)  "Code" means the Internal Revenue Code of 1986, as amended and in effect, or any successor statute as from time to time in effect. Any reference to a provision of the Code shall be deemed to include a reference to any applicable guidance (as determined by the Board) with respect to such provision.

        (F)  "Commission" means the Securities and Exchange Commission.

        (G)  "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3(C).

        (H)  "Company" means Main Street Capital Corporation, a Maryland corporation.

        (I)   "Continuous Service" means the Participant's uninterrupted service with the Company or an Affiliate, whether as an Employee or Employee Director.

        (J)   "Change in Control" means an event set forth in any one of the following paragraphs:

            (i)  any "person" or group (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act), together with their affiliates and associates (both as defined in Rule 12b-2 under the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, or the trustee or other fiduciary holding securities under any such employee benefit plan, (iii) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities by the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 30% of combined voting power of the voting securities of the Company then outstanding; or

           (ii)  individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition of Change in Control, any individual becoming a director subsequent to the effective date of the Plan whose appointment or nomination for election to the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board; or

          (iii)  the consummation of any merger, reorganization, business combination or consolidation of the Company or one of its subsidiaries (a "Business Combination") with or into any other entity, other than a merger, reorganization, business combination or consolidation a result of which (or immediately after which) the holders of the voting securities of the Company outstanding immediately prior thereto holding securities would represent immediately after such merger, reorganization, business combination or consolidation more than a majority of the combined voting power of the voting securities of the Company or the surviving entity or the parent of such surviving entity; or

          (iv)  the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets; or

           (v)  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

          Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

        (K)  "Dividend Equivalent Rights" has the meaning set forth in Section 13.

        (L)  "Employee" means any person employed by the Company or an Affiliate.

        (M) "Employee Director" means a member of the Board of Directors of the Company who is also an Employee of the Company.

        (N)  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        (O)  "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

        (P)   "Incentive Award" means a type of Performance Award granted to a Participant under Section 10(C) representing a conditional right to receive a cash payment based on business performance in a performance period of one or more fiscal years or portions thereof.

        (Q)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (R)  "Non-Employee Director Plan" means the 2015 Non-Employee Director Restricted Stock Plan, as from time to time amended and in effect.

        (S)   "Non-Statutory Stock Option" means an Option that is not an Incentive Stock Option.

        (T)  "Option" means an Incentive Stock Option or a Non-Statutory Stock Option granted pursuant to the Plan.

        (U)  "Other Stock-Based Award" means an Award described in Section 9 of this Plan that is not covered by Section 7 or 8.

        (V)  "Participant" means a person to whom an Award is granted pursuant to the Plan.

        (W) "Performance Award" means an Award made pursuant to this Plan that is subject to the attainment of one or more performance goals.

        (X)  "Performance Goal" means a standard established by the Committee to determine in whole or in part whether a Qualified Performance Award shall be earned.

        (Y)  "Permitted Transferee" means a Family Member of a Participant to whom an Award has been transferred by gift.

        (Z)  "Plan" means this 2015 Equity Incentive Plan, as from time to time amended and in effect (and together with the Non-Employee Director Plan, the 2008 Equity Incentive Plan and the 2008 Non-Employee Director Restricted Stock Plan, the "Plans").

        (AA)  "Plan Administrator" means the Board or the Committee responsible for administering the Plan pursuant to Section 3.

        (BB)  "Qualified Performance Award" means a Performance Award made to a Participant who is an Employee that is intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, as described in Section 10(B) of the Plan.

        (CC)  "Restricted Stock" means an award of Stock for so long as the Stock remains subject to restrictions requiring that it be forfeited to the Company if specified conditions are not satisfied.

        (DD)  "Securities Act" means the Securities Act of 1933, as amended.

        (EE)  "Stock" means the common stock of the Company, par value $.01 per share.

3.     ADMINISTRATION.

        (A)    Administration by Board.    The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3(C).

        (B)    Powers of the Board.    The Board shall have the power, subject to the express provisions of the Plan and applicable law:

          To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of shares of Stock with respect to which an Award shall be granted to each such person.

          To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.

          To amend the Plan or an Award as provided in Section 14.

          To terminate or suspend the Plan as provided in Section 15.

          Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

        (C)    Delegation to Committee.    The Board may delegate the administration of the Plan to a Committee or Committees composed of not less than two members of the Board, each of whom shall be (i) a "Non-Employee Director" for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, (ii) an "outside director" for purposes of Section 162(m) and the regulations promulgated under the Code, and each of whom shall be "independent" within the meaning of the listing standards of the New York Stock Exchange, and the term "Committee" shall apply to any persons to whom such authority has been delegated; provided that a "required majority," as defined in Section 57(o) of the 1940 Act, must approve each issuance of Awards and Dividend Equivalent Rights in accordance with Section 61(a)(3)(A)(iv) of the 1940 Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and the Board references in the last sentence of this subsection (c), shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan, unless such actions are prohibited by the condition of exemptive relief obtained from the Commission. The Board hereby initially delegates all of its administrative and other powers under the Plan to the Compensation Committee of the Board until such powers may be revoked or delegated otherwise by the Board.

        (D)    Effect of the Board's Decision.    Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     AWARD AGREEMENTS.

        All Awards granted under the Plan, other than Incentive Awards, will be evidenced by an agreement. The agreement documenting the Award shall contain such terms and conditions as the Board shall deem advisable. Agreements evidencing Awards made to different participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of the Plan and the terms of any Award agreement, the Plan provisions shall control.

5.     SHARES SUBJECT TO THE PLAN; CERTAIN LIMITS.

        (A)    Share Reserve.    The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to grants of Restricted Stock or Other Stock-Based Awards or the exercise of Options is three million (3,000,000) shares.

        (B)    Reversion of Shares to the Share Reserve.    If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. Any shares of Stock used for tax withholding shall not revert to or again become available for issuance under the Plan.

        (C)    Type of Shares.    The shares of Stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise. No fractional shares of Stock will be delivered under the Plan.

        (D)    Limits on Individual Grants.    The maximum number of shares of Stock for which any Employee or Employee Director may be granted Awards in any calendar year is five hundred thousand (500,000) shares.

        (E)    Limits on Grants of Restricted Stock.    The combined maximum amount of Restricted Stock that may be issued under the Plans and any other compensation plan of the Company will be 10% of the outstanding shares of Stock on the effective date of the Plans plus 10% of the number of shares of Stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plans. No one person shall be granted Awards of Restricted Stock relating to more than 25% of the shares available for issuance under this Plan.

        (F)    No Grants in Contravention of 1940 Act.    At all times during such periods as the Company qualifies as a "business development company," no Award may be granted under the Plan if the grant of such Award would cause the Company to violate the 1940 Act, including, without limitation, Section 61(a)(3), and, if otherwise approved for grant, shall be void and of no effect.

        (G)    Limits on Number of Awards.    The amount of voting securities that would result from the exercise of all of the Company's outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to the Plans and any other compensation plan of the Company at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, provided, however, that if the amount of voting securities that would result from the exercise of all of the Company's outstanding warrants, options, and rights issued to the Company's directors, officers, and employees, together with any Restricted Stock issued pursuant to this Plans and any other compensation plan of the Company would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to the Plans and any other compensation plan of the Company at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.

        (H)    Date of Award's Grant.    The date on which the "required majority," as defined in Section 57(o) of the 1940 Act, approves the issuance of an Award will be deemed the date on which such Award is granted.

6.     ELIGIBILITY.

        All Employees and all Employee Directors are eligible to be granted Awards by the Board under the Plan; provided that, no person shall be granted Awards of Restricted Stock unless such person is an Employee of the Company or an Employee of a subsidiary of the Company. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Board.

7.     OPTION PROVISIONS.

        Each Option shall be evidenced by a written agreement containing such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Non-Statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but, to the extent relevant, each Option shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:

        (A)    Time and Manner of Exercise.    Unless the Board expressly provides otherwise, an Option will not be deemed to have been exercised until the Board receives a notice of exercise (in a form acceptable to the Board) signed by the appropriate person and accompanied by any payment required under the Award. If the Option is exercised by any person other than the Participant, the Board may require satisfactory evidence that the person exercising the Option has the right to do so. No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

        (B)    Exercise Price of an Option.    The exercise price for each Option shall not be less than the closing stock price on the New York Stock Exchange on the date of grant (or the price on such other national securities exchange on which the stock is traded if the stock is not traded on the New York Stock Exchange on date of grant). If the stock is not traded on any national securities exchange on the date of grant, the exercise price will not be less than the net asset value of a share of stock, as determined by the Board in good faith, on the date of grant. If the exercise price as so determined would be less than the "fair market value" of the Stock within the meaning of the regulations under Section 409A of the Code, then the Options shall not be granted. In the case of an Option granted to a 10% Holder and intended to qualify as an Incentive Stock Option, the exercise price will not be less than 110% of the current market value determined as of the date of grant. A "10% Holder" is an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations. No such Stock Option, once granted, may be repriced other than in accordance with the 1940 Act and the applicable stockholder approval requirements of the New York Stock Exchange, and in a manner that would continue to exclude the option from being subject to Section 409A of the Code.

        (C)    Consideration.    The purchase price for Stock acquired pursuant to an Option shall be paid in full at the time of exercise either (i) in cash, or, if so permitted by the Board and if permitted by the 1940 Act and otherwise legally permissible, (ii) through a broker-assisted exercise program acceptable to the Board, (iii) through a net-settlement, using shares of Stock received in the Option exercise or other shares of Stock owned by the Participant, (iv) by such other means of payment as may be acceptable to the Board, or (v) in any combination of the foregoing permitted forms of payment.

        (D)    Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

        (E)    Transferability of a Non-Statutory Stock Option.    A Non-Statutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, or, to the extent provided by the Board, by gift to a Permitted Transferee, and a Non-Statutory Stock Option that is nontransferable except at death shall be exercisable during the lifetime of the Participant only by the Participant.

        (F)    Limitation on Repurchase Rights.    If an Option gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with the 1940 Act.

        (G)    Exercisability.    The Board may determine the time or times at which an Option will vest or become exercisable and the terms on which an Option requiring exercise will remain exercisable. Notwithstanding the foregoing, vesting shall take place at the rate of at least 20% per year over not more than five years from the date the award is granted, subject to reasonable conditions such as continued employment; provided, however, that options may be subject to such reasonable forfeiture conditions as the Board may choose to impose. With respect to Awards granted as Incentive Stock Options, to the extent that the aggregate fair market value of the shares of Stock with respect to which such Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Non-Statutory Stock Options. For purposes of this Section 7(G), Incentive Stock Options will be taken into account in the order in which they were granted.

        (H)    Termination of Continuous Service.    Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant's Continuous Service that portion, if any, of any Option held by the Participant or the Participant's Permitted Transferee that is not then exercisable will terminate and the balance will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(H), and will thereupon terminate subject to the following provisions (which shall apply unless the Board expressly provides otherwise):

  •
  if a Participant's Continuous Service ceases by reason of death, or if a Participant dies following the cessation of his or her Continuous Service but while any portion of any Option then held by the Participant or the Participant's Permitted Transferee is still exercisable, the then exercisable portion, if any, of all Options held by the Participant or the Participant's Permitted Transferee immediately prior to the Participant's death will remain exercisable for the lesser of (A) the one year period ending with the first anniversary of the Participant's death or (B) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(H)(i), and will thereupon terminate; and

  •
  if the Board in its sole discretion determines that the cessation of a Participant's Continuous Service resulted for reasons that cast such discredit on the Participant as to justify immediate termination of his or her Options, all Options then held by the Participant or the Participant's Permitted Transferee will immediately terminate.

8.     RESTRICTED STOCK PROVISIONS.

        Each grant of Restricted Stock shall be evidenced by a written agreement containing such terms and conditions as the Board shall deem appropriate. The provisions of separate grants of Restricted Stock need not be identical, but, to the extent relevant, each grant shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:

        (A)    Consideration.    To the extent permitted by the 1940 Act, Awards of Restricted Stock may be made in exchange for past services or other lawful consideration.

        (B)    Transferability of Restricted Stock.    Except as the Board otherwise expressly provides, Restricted Stock shall not be transferable other than by will or by the laws of descent and distribution.

        (C)    Vesting.    The Board may determine the time or times at which shares of Restricted Stock will vest.

        (D)    Termination of Continuous Service.    Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant's Continuous Service that portion, if any, of any Restricted Stock held by the Participant or the Participant's Permitted Transferee that is not then vested will thereupon terminate and the unvested shares will be returned to the Company and will be available to be issued as Awards under this Plan. The Board may provide in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from any cause, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

9.     OTHER STOCK-BASED AWARDS.

        The Board shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 7 or 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Board to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award agreement, the Board shall determine the terms and conditions of any such Other Stock-Based Award.

10.   PERFORMANCE AWARD.

        Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Plan Administrator; provided that in the case of a Performance Award that is intended to comply with Section 162(m) of the Code, the Plan Administrator shall be the Committee. The Plan Administrator shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Employee and/or the portion that may be exercised.

        (A)    Non-qualified Performance Awards.    Performance Awards granted to Employees that are not intended to qualify as qualified performance based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Plan Administrator or its delegate shall determine.

        (B)    Qualified Performance Awards.    Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance based compensation under Section 162(m) of the Code shall be granted, paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Plan Administrator. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business segments, units, or divisions of the Company, or the Company as a whole, and if so desired by the Plan Administrator, by comparison with a peer group of companies. A Performance Goal shall be one or more of the following:

  •
  Net Unrealized Appreciation and Net Realized Gains;

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  Net Investment Income or Net Realized Income per share (actual or targeted growth);

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  Economic value added ("EVA");

  •
  Net Investment Income or Net Realized Income measures;

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  Dividend and Dividends per share measures;

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  Cash flow and liquidity measures;

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  Return measures (including but not limited to return on capital employed, return on equity, return on investment and return on assets);

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  Operating measures (including but not limited to productivity, efficiency, and scheduling measures);

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  Expense targets (including but not limited to funding and development costs and general and administrative expenses); or

  •
  Stock price measures (including but not limited to growth measures and total stockholder return).

        Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Plan Administrator in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Plan Administrator must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. The Plan Administrator may, in its discretion and consistent with the terms of the Performance Award, reduce the amount of a Performance Award paid upon achievement of the Performance Goals, but it may not exercise any discretion to increase such amount. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Plan Administrator.

        A Qualified Performance Award of any Participant shall be subject to the limits set forth in Section 5(D); provided, however, in the case of a Qualified Performance Award that is an Incentive Award, the maximum dollar amount that may be granted with respect to performance periods of a single year or less is $5,000,000 and the maximum dollar amount that may be granted with respect to performance periods of more than one year is $5,000,000 multiplied by the number of full years in the performance period.

11.   MISCELLANEOUS.

        (A)    Acceleration.    The Board shall have the power to accelerate the time at which an Award or any portion thereof vests or may first be exercised, regardless of the tax or other consequences to the Participant or the Participant's Permitted Transferee resulting from such acceleration.

        (B)    Stockholder Rights.    No Participant or other person shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option unless and until such Award has been delivered to the Participant or other person upon exercise of the Award. Holders of Restricted Stock shall have all the rights of a holder upon issuance of the Restricted Stock Award including, without limitation, voting rights and the right to receive dividends.

        (C)    No Employment or Other Service Rights.    Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue in the employment of, or to continue to serve as a director of, the Company or an Affiliate or shall affect the right of the Company or an Affiliate to terminate (i) the employment of the Participant (if the Participant is an Employee) with or without notice and with or without cause or (ii) the service of an Employee Director (if the Participant is an Employee Director) pursuant to the Bylaws of the Company or an Affiliate and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated. Nothing in the Plan will be construed as giving any person any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.

        (D)    Legal Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to the grant or the exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

        (E)    Withholding Obligations.    Each grant or exercise of an Award granted hereunder shall be subject to the Participant's having made arrangements satisfactory to the Board for the full and timely satisfaction of all federal, state, local and other tax withholding requirements applicable to such grant, exercise or exchange. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Stock under this Plan, an appropriate amount of cash or number of shares of Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Plan Administrator may also permit withholding to be satisfied by the transfer to the Company of shares of Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Stock are used to satisfy tax withholding, such shares shall be valued based on the fair market value when the tax withholding is required to be made.

        (F)    Section 409A.    Awards under the Plan are intended either to qualify for an exemption from Section 409A or to comply with the requirements thereof, and shall be construed accordingly.

12.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (A)    Capitalization Adjustments.    In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Board will make appropriate adjustments to the maximum number of shares specified in Section 5(A) that may be delivered under the Plan, to the maximum per-participant share limit described in Section 5(D) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. To the extent consistent with qualification of Incentive Stock Options under Section 422 of the Code, the performance-based compensation rules of Section 162(m), and continued exclusion from or compliance with Section 409A of the Code, where applicable, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards granted hereunder; provided, however, that the exercise price of Awards granted under the Plan will not be adjusted unless the Company receives an exemptive order from the Commission or written confirmation from the staff of the Commission that the Company may do so.

        (B)    Change in Control.    Except as otherwise provided in an Award, in the event of a Change in Control in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefor, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award, each stock-based Award will become fully vested or exercisable prior to the Change in Control on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Change in Control following vesting or exercise, and the Award will terminate upon consummation of the Change in Control.

13.   DIVIDEND EQUIVALENT RIGHTS.

        The Board may provide for the payment of amounts in lieu of cash dividends or other cash distributions ("Dividend Equivalent Rights") with respect to Stock subject to an Award; provided, however, that grants of Dividend Equivalent Rights must be approved by order of the Commission. The Board may impose such terms, restrictions and conditions on Dividend Equivalent Rights, including the date such rights will terminate, as it deems appropriate, and may terminate, amend or suspend such Dividend Equivalent Rights at any time without the consent of the Participant or Participants to whom such Dividend Equivalent Rights have been granted, if any.

14.   AMENDMENT OF THE PLAN AND AWARDS.

        The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the Participant's consent, alter the terms of an Award so as to affect substantially and adversely the Participant's rights under the Award, unless the Board expressly reserved the right to do so at the time of the grant of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Board.

15.   TERMINATION OR SUSPENSION OF THE PLAN.

        (A)    Plan Term.    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is approved by the stockholders of the Company. Notwithstanding the termination of the Plan, Awards granted prior to termination of the Plan shall continue to be effective and shall be governed by the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (B)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Awards granted while the Plan is in effect except with the written consent of the Participant.

16.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon approval by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17.   1940 ACT.

        No provision of this Plan is intended to contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.

18.   INFORMATION RIGHTS OF PARTICIPANTS.

        The Company shall provide to each Participant who acquires Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

19.   SEVERABILITY.

        If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify this Plan or any Award under any applicable law, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

20.   OTHER COMPENSATION ARRANGEMENTS.

        The existence of the Plan or the grant of any Award will not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

21.   WAIVER OF JURY TRIAL.

        By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

22.   LIMITATION ON LIABILITY.

        Notwithstanding anything to the contrary in the Plan, neither the Company nor the Board, nor any person acting on behalf of the Company or the Board, shall be liable to any Participant or to the estate or beneficiary of any Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code; provided, that nothing in this Section 22 shall limit the ability of the Board or the Company to provide by express agreement with a Participant for a gross-up payment or other payment in connection with any such tax or additional tax.

23.   GOVERNING LAW.

        The Plan and all Awards and actions hereunder shall be governed by the laws of the state of Texas, without regard to the choice of law principles of any jurisdiction.

Appendix B

MAIN STREET CAPITAL CORPORATION

2015 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

1.     PURPOSE OF THE PLAN

        The purpose of this Restricted Stock Plan (this "Plan") is to advance the interests of Main Street Capital Corporation (the "Company") by providing to members of the Company's Board of Directors who are not employees of the Company ("Non-Employee Directors") additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company's efforts to attract or retain these individuals will be facilitated with this additional form of compensation.

2.     ADMINISTRATION

        This Plan shall be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors ("Board"), which is comprised solely of directors who are not interested persons of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act"). The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and procedures relating to this Plan and make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company and the Non-Employee Directors.

3.     SHARES SUBJECT TO THE PLAN

        The shares subject to this Plan shall be shares of the Company's common stock, par value $0.01 per share ("Shares"). Subject to the provisions hereof concerning adjustment, the total number of shares that may be awarded as restricted shares under this Plan shall not exceed 300,000 Shares. Any Shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. Shares used for tax withholding shall not again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.

4.     AWARDS

        (A)  Non-Employee Directors.    Non-Employee Directors will each receive a grant of shares of restricted stock at or about the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse at the end of that term; provided that the Board may provide in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from any cause, and the Board may in other cases waive in whole or in part the forfeiture of restricted stock. The number of shares of restricted stock granted to each Non-Employee Director each year will be the equivalent of $30,000 worth of shares based on the market value at the close of the exchange on the date of grant.

        (B)  Award Agreements.    All restricted stock granted under this Plan will be evidenced by an agreement. The agreement documenting the award of any restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to the lapsing of forfeiture restrictions. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of this Plan and the terms of any award agreement, the Plan provisions shall control.

        (C)  Stockholder Rights.    Holders of restricted stock shall have all the rights of a holder upon issuance of the restricted stock award including, without limitation, voting rights and the right to receive dividends.

5.     LIMITATIONS ON RESTRICTED STOCK AWARDS

        Grants of restricted stock awards shall be subject to the following limitations:

        (A)  The total number of shares that may be outstanding as restricted shares under all of the Company's compensation plans shall not exceed ten (10) percent of the total number of Shares outstanding on the effective date of the Plan and the Company's 2015 Equity Incentive Plan (together, the "Plans") plus ten (10) percent of the number of shares of Stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plans.

        (B)  The amount of voting securities that would result from the exercise of all of the Company's outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed twenty-five (25) percent of the outstanding voting securities of the Company, provided, however, that if the amount of voting securities that would result from the exercise of all of the Company's outstanding warrants, options, and rights issued to the Company's directors, officers, and employees, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, would exceed fifteen (15) percent of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed twenty (20) percent of the outstanding voting securities of the Company.

6.     TRANSFERABILITY OF RESTRICTED STOCK

        While subject to forfeiture provisions, restricted stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant ("Permitted Transferees").

7.     EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

        (A)    Capitalization Adjustments.    In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Board will make appropriate adjustments to the maximum number of shares that may be delivered under this Plan, to the maximum per-participant share limit, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted and any other provision of awards affected by such change. To the extent consistent with continued exclusion from or compliance with Section 409A of the Internal Revenue Code of 1986, as amended and in effect, or any successor statute as from time to time in effect, and other applicable law, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of awards granted hereunder.

        (B)    Change in Control.    Except as otherwise provided in an award, in the event of a Change in Control (as defined below) in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution therefor, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully vested or exercisable prior to the Change in Control on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Change in Control following vesting or exercise, and the award will terminate upon consummation of the Change in Control.

        A "Change in Control" means an event set forth in any one of the following paragraphs:

            (i)  any "person" or group (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (as amended, and including the rules and regulations promulgated thereunder, the "Exchange Act"), and as modified in Section 13(d) and 14(d) of the Exchange Act), together with their affiliates and associates (both as defined in Rule 12b-2 under the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, or the trustee or other fiduciary holding securities under any such employee benefit plan, (iii) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities by the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than thirty (30) percent of combined voting power of the voting securities of the Company then outstanding; or

           (ii)  individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition of Change in Control, any individual becoming a director subsequent to the effective date of the Plan whose appointment or nomination for election to the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board; or

          (iii)  the consummation of any merger, reorganization, business combination or consolidation of the Company or one of its subsidiaries (a "Business Combination") with or into any other entity, other than a merger, reorganization, business combination or consolidation a result of which (or immediately after which) the holders of the voting securities of the Company outstanding immediately prior thereto holding securities would represent immediately after such merger, reorganization, business combination or consolidation more than a majority of the combined voting power of the voting securities of the Company or the surviving entity or the parent of such surviving entity; or

          (iv)  the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets; or

           (v)  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

8.     MISCELLANEOUS PROVISIONS

        (A)  The Committee is authorized to take appropriate steps to ensure that neither the grant of nor the lapsing of the forfeiture restrictions on awards under this Plan would have an effect contrary to the interests of the Company's stockholders. This authority includes the authority to prevent or limit the granting of additional awards under this Plan.

        (B)  The granting of any award under the Plan shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or employee any participant, and the right of the Company and its subsidiaries to terminate the employment of any employee, or service of any director, shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such participant.

        (C)  The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold with respect to any award.

        (D)  The Plan and all awards and actions taken hereunder shall be governed by the laws of the state of Texas, without regard to the choice of law principles of any jurisdiction.

9.     AMENDMENT AND TERMINATION

        (A)  The Board may modify, revise or terminate this Plan at any time and from time to time, subject to applicable requirements in (a) the Company's articles of incorporation or by-laws and (b) applicable law and orders. The Board shall seek stockholder approval of any action modifying a provision of the Plan where it is determined that such stockholder approval is appropriate under the provisions of (a) applicable law or orders, or (b) the Company's articles of incorporation or by-laws.

        (B)  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is approved by the stockholders of the Company. Notwithstanding the termination of the Plan, awards granted prior to termination of the Plan shall continue to be effective and shall be governed by the Plan.

10.   EFFECTIVE DATE OF THE PLAN

        The Plan shall become effective upon the approval of this Plan by the shareholders of the Company.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: Michael Appling, Jr. Joseph E. Canon Arthur L. French J. Kevin Griffin John E. Jackson Vincent D. Foster 2. Proposal to approve our 2015 Equity and Incentive Plan. 3. Proposal to approve our 2015 Non-Employee Director Restricted Stock Plan. 4. Proposal to ratify the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the year ended December 31, 2015. 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. FOR AGAINST ABSTAIN JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ANNUAL MEETING OF STOCKHOLDERS OF MAIN STREET CAPITAL CORPORATION May 4, 2015 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ ---------------- 00003333333330000000 1 050415 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/15592/

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 MAIN STREET CAPITAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Vincent D. Foster and Jason B. Beauvais as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Main Street Capital Corporation held of record by the undersigned on March 6, 2015, at the Annual Meeting of Stockholders to be held at 1330 Post Oak Boulevard, Second Floor-Central Plains Room, Houston, Texas, or any adjournment or postponement thereof. The undersigned acknowledges receipt of Main Street Capital Corporation's Annual Report for the year ended December 31, 2014 and the Notice of 2015 Annual Meeting of Stockholders and related Proxy Statement. This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4. The proxy holders named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the Annual Meeting. Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated and returned the proxy card. Before voting, read the Proxy Statement and Proxy Voting Instructions. Thank you for voting. (Continued and to be signed on the reverse side) 1.1

2. Proposal to approve our 2015 Equity and Incentive Plan. 3. Proposal to approve our 2015 Non-Employee Director Restricted Stock Plan. 4. Proposal to ratify the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the year ended December 31, 2015. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is March 6, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of MAIN STREET CAPITAL CORPORATION To Be Held On: May 4, 2015 at 9:00 a.m. 1330 Post oak Boulevard, Second Floor-Central Plains room, houston, texas this communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 21, 2015. Please visit http://www.astproxyportal.com/ast/15592/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. maiL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER John Smith 1234 main Street aPt. 203 new York, nY 10038 Please note that you cannot use this notice to vote by mail. Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of members to the Board of Directors: Michael Appling, Jr. Joseph E. Canon Arthur L. French J. Kevin Griffin John E. Jackson Vincent D. Foster